UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08529

Monteagle Funds
(Exact name of registrant as specified in charter)

209 Tenth Avenue South, Suite 332, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip code)

Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904
(Name and address of agent for service)

Registrant's telephone number, including area code: 888.263.5593

Date of fiscal year end:  08/31/2010

Date of reporting period: 08/31/2010

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders for the period ended August 31, 2010 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

Monteagle Funds

Annual Report

August 31, 2010

MONTEAGLE FUNDS

TABLE OF CONTENTS

Letter from the President	3
A Discussion of Fund Performance	4
Supplementary Portfolio Information	26
Financial Statements of the Monteagle Funds
Schedule of Investments:
Fixed Income Fund	31
Informed Investor Growth Fund	36
Quality Growth Fund	38
Select Value Fund	42
Value Fund	46
Statements of Assets and Liabilities	49
Statements of Operations	53
Statements of Changes in Net Assets	55
Financial Highlights	60
Notes to Financial Statements	75
Report of Independent Registered Public Accounting Firm	89
Other Information	90
About Your Funds’ Expenses	92
Trustees and Officers of the Trust	95
Board Approval of Investment Sub-Advisory Agreement
Quality Growth Fund	98
Select Value Fund	100
Value Fund	102
Fixed Income Fund	104

LETTER FROM THE PRESIDENT (Unaudited)

Dear Fellow Shareholders:

As many predicted, we are experiencing a slow recovery from a recent recessionary period. We have witnessed the domestic market bounce off the bottom in March 2009. Even with the unemployment, scandals, bailouts, an offshore disaster, congressional moves, housing defaults and some global uncertainty, the market moved slowly forward. Based on this market movement, I am optimistic for the future.

As we see moves in public confidence and inter-locking economic trends, time will tell how volatile housing, corporate, mortgage and credit markets will react. Throughout these changes, we will work hard to keep your interest paramount. Amid uncertain economic and political conditions, the portfolio managers of the Monteagle Funds have endeavored to capitalize on opportunities and maintain their respective styles and strategies.

We look forward to continue serving your investment needs. I encourage you to carefully review the information presented in this annual report and thank you for your continued confidence and support of the Monteagle Funds.

Sincerely,

Paul B. Ordonio, JD

President

Monteagle Funds

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the year ended August 31, 2010, the Monteagle Fixed Income Fund (the “Fund”) had a total return of 7.11%. For the quarter ended August 31, 2010, the Fund had a total return of 3.47%; and for the six months ended August 31, 2010, the Fund had a total return of 4.83%. The fund’s benchmark index, the Barclay’s Capital Intermediate Government/Credit Index, had relative returns of 8.18%, 3.67%, and 5.01% for the twelve, three, and six month periods, respectively.

What is the Fund’s investment approach?

The investment objective of the Monteagle Fixed Income Fund is total return. The Fund seeks to achieve its objective of total return through price appreciation, and interest income on the bonds and other securities held.

The Fund invests in investment grade intermediate term fixed income securities maintaining an average maturity of bonds and notes (on a dollar weighted basis) generally between 3 and 8 years. Securities purchased for the benefit of the Fund are of highest investment grade quality; specifically at least rated A3 or higher by Moody’s Investors Service, Inc. or A- or higher by Standard and Poor’s Ratings Group for corporate bonds. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S. government, mortgaged-backed (and similar securities), taxable municipal bonds and corporate debt securities but no more than 70% in any one category.

The Fund’s portfolio is actively managed and based on an assessment of economic and market conditions; the average maturity of the portfolio may be lengthened or shortened in an effort to maximize total return. Furthermore, the Fund’s portfolio holdings may vary across market sectors in an effort to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. The Fund may achieve capital appreciation by owning bonds of longer duration (maturity) when interest rates are declining, and by owning bonds of shorter duration (maturity) when interest rates are rising; protecting against large capital depreciation. For this purpose, as managers of the Fund’s investments, we use a proprietary “Bond Market Watch” model (as one forecasting tool) to evaluate macroeconomic indicators and, based on this evaluation, attempt to anticipate interest rate changes.

In addition, the Fund may achieve capital (price) appreciation if risk premiums associated with the credit quality and/or market sectors of corporate bonds improves; making the associated scheduled interest payments more certain, thereby creating greater demand (higher prices) for such bonds. The Fund may also achieve increased interest income by purchasing bonds that have associated call options that are exercisable by the issuer of these securities. In exchange for issuing securities that gives the issuer the right to refund the par value prior to the stated maturity, the issuer must compensate potential buyers of these securities with higher interest payments. Based on management’s assessment of the value of the associated option inherent with these securities, the Fund may overweight (underweight) its holdings of these securities, namely callable Government Agency bonds or Mortgage-backed securities. These securities may be less sensitive to moderate increases or decreases in the general level of interest rates.

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What influenced the Fund’s performance?

During the 12 months ended August 31, 2010, the Fund improved on the 6.80% return realized the previous year. Over the past year the major factors contributing to fund performance were:

•
The stability provided by the various liquidity and guarantee programs adopted by the Federal Reserve Bank and the U.S. Treasury “paved” the way for improved credit market conditions and the increased demand for corporate bonds.

•
Measurements of economic growth expectations have shown decelerating growth. LEI (Leading Economic Indicators), while still positive, have created uncertainty about the possibility of a “double-dip” recession.

•	Continued high unemployment labor statistics reinforced the possibility of deflationary pressures and further deterioration of the housing and consumer credit markets.

•	Continued easy monetary policy by the Federal Reserve Bank of the U.S., maintaining short-term rates (Fed Funds overnight lending rate) at historic low levels between 0 - 0.25%.

Continuing strong demand for U.S. corporate bonds approached approximately $1.3 trillion of new issuance for all of calendar 2009. For the first half of calendar 2010, new corporate bond issuance remained quite strong at approximately $530 billion. The primary catalysts for the strong demand have been weak U.S. equity performance and a general risk aversion by investors. Over the last twelve months there has been a significant outflow from equity mutual funds into bond mutual funds, and as a result, the yield risk premiums for corporate bonds has continued to decline which in turn has increased the price of most corporate bonds. It is most evident in the quality sector returns for corporate bonds. For the twelve months ending 8/31/2010 the benchmark index returns for the lowest quality investment grade corporate bonds (BBB/Baa) were 14.12%1 ; approximately 2.3% more than the next highest credit sector rated single A. During the year, the Fund maintained a relatively stable allocation to corporate bonds. The Fund’s market value allocation to corporate bonds was 43% and 42% for the periods ending 8-31-2009, and 8-31-2010, respectively. While the Fund’s overall performance benefitted by its allocation to corporate bonds, its relatively higher quality portfolio was negatively affected by not having any significant exposure to the lowest investment grade category of intermediate bonds. As of 8-31-2010 the Fund had less than 5% of its assets invested in BBB/Baa rated corporate bonds. The market value of the benchmark index is comprised of approximately 11% BBB/Baa rated corporate bonds. Under the Fund prospectus, it is not permitted to invest in BBB/Baa rated securities. The Fund can hold securities rated below single - A if it is the result of a rating downgrade.

The Fund’s overall performance was also positively affected by the noticeably slower pace of economic growth over the last six month period. After a very strong 4th quarter 2009 of annualized GDP (Gross Domestic Product) growth of 5%, subsequent quarters have significantly underperformed, with the latest reading of 1.6% annualized growth reported for the quarter ended 6-30-2010. The continued economic weakness in light of all of the stimulus programs that have been put in place since the financial collapse in the fall of 2008, has created further uncertainty about our economic prospects.

1	Barclay’s Capital – Intermediate U.S. Government/Credit (Returns, Unhedged) Corporate sub-sector 8-31-2009 to 8-31-2010

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Additionally, leading economic indicators of employment continue to disappoint and reinforce the notion of a longer period of slower growth and/or the increasing possibility of another recession. Average weekly unemployment claims are improved from a year ago, when they averaged approximately 550 thousand newly unemployed. However, these claims continue to be high at approximately 460 to 490 thousand. As a result, expectations of rising interest rates in the face of high unemployment and slower growth have significantly diminished. This has buoyed the bond market and has pushed down longer term interest rates over the last six months. Over the last twelve months, the then current 10 year U.S. Treasury Note reached a high yield of 3.99% on 2-22-2010 and as of 8-31-2010, the current yield was 2.47%. The lower yields on the longer maturity bonds have produced greater relative returns than bonds of shorter maturities. Over this past fiscal year, we have increased the overall maturity (duration) of the Fund’s investment portfolio. As of 8-31-2009 the average weighted maturity of the Fund’s portfolio was 3.8 years and at the end of this fiscal year, stands at 4.8 years, while the benchmark index average maturity is 4.5 years. The Fund’s relative performance was positively affected by the increase in overall duration.

What is the Fund’s Strategy?

The Fund will continue to invest in high quality intermediate term fixed income securities generally between 2 and 10 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. While we have taken prudent steps to diversify the Fund’s assets by limiting exposure to the credit and interest rate risk associated with any one specific issuer, market sector, or maturity range, those risks cannot be completely eliminated without affecting long-term Fund performance. We remain vigilant and will act in your best interest to preserve the Fund’s asset values.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE FIXED INCOME FUND PERFORMANCE — August 31, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Fixed Income Fund
Class I Shares and the Barclays Capital Intermediate U.S. Government/Credit Index

Average Annual Total Return (for the periods ended August 31, 2010)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Fixed Income Fund
Class I Shares	7.11%	4.84%	5.33%
Class A Shares with sales load	N/A	N/A	2.70%
Class A Shares without sales load	N/A	N/A	5.87%
Class C Shares	N/A	N/A	5.26%
Class C Shares with redemption fee	N/A	N/A	4.21%
Barclays Capital Intermediate U.S. Government/Credit Index	8.18%	5.67%	6.10%

(a)
Represents the period from the commencement of operations (November 6, 2009) through August 31, 2010 for the Class A and Class C Shares. Since inception returns for Class A and Class C are aggregate total returns, not annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Fixed Income Fund Class I Shares versus the Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index). The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit structures that have a remaining maturity of greater than or equal to one year and less than ten years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Fixed Income Fund, which will not invest in certain securities comprising this index.

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

The Monteagle Informed Investor Growth Fund (the “Fund”) declined 4.43% during the fiscal year ending August 31, 2010. This compared with a gain of 4.91% for the Fund’s performance benchmark — the Standard & Poor’s 500 Total Return Index — including credited dividends.

What influenced the Fund's performance?

The Fund’s performance was adversely affected by these four principle factors during the past fiscal year:

1.
The tightly limited number of informed-investor-qualified stocks as candidates for investment in the Fund left it vulnerable with a far greater cash balance than normal, particularly in July, when the market moved sharply higher.

2.
The consequential (and ultimately ill-timed) utilization of a diversified list of levered short Exchange Traded Funds (ETFs), believed to be needed as a hedge against a possible decline in the Fund’s stock portfolio, and to provide insurance against the possibility of either deflation or inflation as well as to brace the Fund for a continuation of record market volatility.

3.
A portfolio over-weighting of 12.1% in the specialty retail industry relative to a 10.1% weighting in the S&P 500. Portfolio industry stocks included Lululemon Athletica (LULU), Tempur Pedic International (TPX) and Deckers Outdoor, (DECK), which collectively collapsed in price during the second quarter of 2010.

4.	The lagging performance of materials stocks in the portfolio, such as Pan American Silver (PAAS), Pioneer Natural Resources (PXD) and Goldcorp, Inc. (GG).

New securities purchased for the Fund near fiscal year-end included Cummins, Inc (CMI), Lubrizol Corporation (LZ), Priceline.com (PCLN), Solera Holdings (SLH) and VMware (VMW). Stocks sold near fiscal year-end included Alaska Air Group (ALK), Altera (ALTR), Apple, Inc. (AAPL), Netlogic Microsystems (NETL), Newmont Mining (NEM) and SanDisk Corporation (SNDK) . Stocks bought qualified under the firm’s Informed Investor Strategy. Stocks sold or reduced were done so on the basis of the Firm’s stop-loss rules intended to limit capital loss. The somewhat expanded stop-loss rule for the ETFs kept them in the Fund’s portfolio throughout July and part of August.

What is the Fund's strategy and investment approach?

The investment technique and strategy the Fund management utilizes, regardless of market conditions or events, is to invest primarily in medium capitalization stocks of well-managed and financially sound companies, largely in which management or large outside investors are significant common stock owners or buyers or where the company itself is repurchasing its own shares on the open market. This investment discipline has come to be known as the Informed Investor Strategy.

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Common sense suggests the corporate officers and directors are far closer to the day-to-day activities of the companies they own or manage — and are often in a much more informed position to gauge the long-term effect certain publicly disclosed information or developments may have on the future price of their company’s stock — than the typical Wall Street “expert.”

The Fund’s management contends that the best leading indicator of the performance of the stock market is not stock valuations, earnings growth or chart patterns. Rather, it is the collective actions of corporate officers — both public companies and the insiders who run them — in the stock market.

It is the ultimate goal of the Firm’s Informed Investor Strategy to ensure that corporate managements’ investment financial interests are aligned with the best interests and profit potential for the company’s shareholders. In the opinion of Fund management, long-term stock market returns of its strategy support this contention.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE INFORMED INVESTOR GROWTH FUND PERFORMANCE — August 31, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Monteagle Informed Investor Growth Fund Class I Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2010)
	OneYear	Since Inception(a)
Monteagle Informed Investor Growth Fund
Class I Shares	(4.43)%	9.04%
Class A Shares with sales load	N/A	(15.09)%
Class A Shares without sales load	N/A	(10.62)%
Class C Shares	N/A	(11.04)%
Class C Shares with redemption fee	N/A	(11.93)%
S&P 500 Index	4.91%	(8.35)%

(a)
Represents the period from the commencement of operations (April 3, 2008 for Class I and November 6, 2009 for Class A and Class C) through August 31, 2010. Since inception returns for Class A and Class C are aggregate total returns, not annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Informed Investor Growth Fund Class I Shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Informed Investor Growth Fund, which will not invest in certain securities comprising this index.

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the twelve months ended August 31, 2010, the Monteagle Quality Growth Fund (the “Fund”) reported a total return of 4.41%. The S&P 500 Total Return Index (“S&P 500”) and the Russell 1000 Growth Total Return Index (“Russell 1000 Growth”), the Fund’s two benchmarks, had total returns of 4.91% and 6.14%, respectively, for the same period. The Fund’s net asset value as of August 31, 2010 was $7.14 versus $6.85 as of August 31, 2009.

What is the Fund’s investment approach?

The Fund utilizes a growth style, investing in primarily domestic, high quality companies believed to have above-average sustainable and/or accelerating growth with an ability to exceed earnings expectations over time. The underlying belief is that high quality companies outperform over time with less risk. Various quality rankings and other metrics which demonstrate quality, including earnings consistency, are evaluated carefully before a stock is added to the portfolio. The Fund employs a proprietary screening process and bottom-up work to construct portfolios. However, portfolio constraints are established to ensure sufficient diversification by sector as well as by market capitalization. The underlying belief is that diversification provides for greater control of risk in the portfolio, while allowing freedom in individual stock selection. The screening process is designed to identify stocks with rising expectations, as the Fund looks to invest in securities whose growth potential is generally underestimated by the market. Holdings generally have a market capitalization of at least $2 billion, with about 65% to 75% of the portfolio in stocks of over $15 billion.

Compared to the S&P 500, the portfolio will typically have a lower dividend yield, a higher price/earnings ratio and a higher expected earnings growth rate.

What influenced the Fund’s performance?

Over the course of the twelve months ending August 31, 2010, the equity markets delivered a solid if somewhat unexciting mid-single digit positive return. However, this return was still a welcomed improvement from the negative returns delivered by stocks during the prior twelve month period ending August 31, 2009. Continuing the strong advance that began in March of 2009, the rise in stock values continued well into the new calendar year before eventually running out of steam in the late spring of 2010 on concerns related to the sustainability of the current economic recovery. One consistent and noteworthy element of the equity markets over the past twelve months has been the strong delivery of corporate earnings relative to Wall Street expectations. Though this upside earnings surprise has been largely the result of extreme cost control measures put into place during the economic downturn, recent periods have also begun to witness pockets of positive trends in top line revenues as well. Stock fundamentals have not however been the primary factor in determining stocks prices over more recent months. Instead, there has been an increasing and historically high correlation among all asset classes (stocks, bonds, currencies, commodities, gold, etc.) as part of a larger “Risk On, Risk Off” trading pattern on the part of investors.

Though the Fund delivered decent performance over the twelve month period, we are disappointed that the strong fundamentals and attractive valuations of portfolio holdings were not more fully rewarded. In particular, portfolio holdings continued to exhibit greater success at meeting or

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

exceeding consensus earnings expectations relative to both the style benchmark and the broad market. We believe that strong earnings surprise and positive revision trends will become more of a differentiating factor in stock performance as the current corporate earnings cycle matures. Having now seen tremendous year-over-year growth in corporate earning over the past four quarters, earnings growth in forward quarters should remain solid but will slow from current levels. As of this writing, consensus expectations currently call for a drop in the earnings growth rate for the S&P 500 from 33% in 2010 to 17% in 2011. Based on history, this slowdown in profits growth, likely beginning in the final calendar quarter of 2010, suggests high quality stocks should begin to outperform low quality. Because of greater consistency in earnings delivery, strong balance sheets, and diversified business operations, large cap high quality growth companies tend to act particularly well in periods of slowing profit growth. Based on historical valuations, large cap high quality stocks currently appear substantially undervalued relative to smaller cap and lower quality stocks and we would expect to see this valuation discrepancy close over coming quarters.

During the first six months of the fiscal year just ended, reasonable market valuations, strong corporate earnings, and an increased likelihood of a sustainable economic recovery supplied enough fuel to power a further advance in stock prices that capped off a run of four straight quarters of positive returns and a rise in the S&P 500 of 67% since the March 9, 2009 low. The recovery in corporate earnings during this period was notable as to the extent that companies were able to deliver surprisingly strong operating margins despite the continuation of a rather difficult sales environment. The appetite for “riskier” stocks that had been in place since the beginning of the rally continued unabated with smaller cap, higher beta, and lower quality issues leading the advance. All ten economic sectors experienced positive returns with six sectors delivering returns in the double-digits. Consumer Discretionary and Industrials were the two best performing sectors for this period while Financials and Materials were the laggard sectors.

For the six months ending February 28, 2010, the Fund’s portfolio delivered performance below that of the Russell 1000 Growth and in line with the S&P 500. Consistent with past market recoveries after meaningful downside moves, the initial stage of the current recovery meaningfully favored low quality stocks over high quality stocks. Historically, the Fund’s philosophy and investment process have not been favorable during periods punctuated by an increased appetite for risk, typically driven by macro factors and without regard to individual company fundamentals. Such an environment typically sees meaningful appreciation in lower quality stocks relative to high quality. During such periods, it has also been the case that positive estimate revision trends have been less likely to be a primary determinant of short term stock performance. This was the case throughout the substantial recovery in stock prices off of the March 2009 bottom. Given the high quality bias of the portfolio, this was a significant headwind for relative performance during this six month period. The portfolio began the period overweight larger cap securities relative to lower cap securities. This greater exposure to larger stocks reflected the valuation discrepancy (undervalued) and attractive fundamentals within this group. This larger cap bias of portfolio holdings relative to the Russell 1000 Growth was a negative factor in a period when smaller cap securities performed much better than larger stocks. Overall, stock selection was a negative factor with four sectors contributing positively and six sectors contributing negatively

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

to relative performance. Stock selection was notably negative within the Materials, Health Care, and Information Technology sectors of the portfolio. Stock selection was much stronger within the Energy and Consumer Discretionary sectors.

During this period, stocks that contributed most positively to relative returns were Peabody Energy (coal producer, up 41%), Cognizant Technology (technology outsourcing, up 38%), and American Tower (cellular towers, up 35%). Significant detractors from relative performance included Qualcomm (communication chips, down 20%), Bank of America (banking, down 18%), and Activision (gaming software, down 13%).

Despite a strong start in the month of March, stock prices retreated during the second half of the fiscal year. Concerns mounted including debt burdens, predominantly among European countries, the Gulf of Mexico oil spill, and disappointing progress on domestic employment. During this period, investors shifted to a “cup half empty” mentality, viewing slowing inflation, strong productivity, and slack capacity utilization as evidence of a pending double-dip recession rather than an attractive economic environment for an accommodative Federal Reserve and sustainable growth. During this period, seven of the ten economic sectors experienced negative returns. Defensive stocks held up better relative to stocks in more economically sensitive groups. This partly reflected profit-taking in many of the cyclical stocks that had performed the strongest in the preceding advance as well as concerns related to the probable impact of a slower economic recovery on corporate earnings growth across the various sectors. For this six month period, the Telecommunications and Consumer Staples sectors fared well while returns were particularly weak in the Energy, Health Care, and Information Technology sectors. The weak relative performance of Health Care stocks was notable as this sector typically holds up better in periods when the market experiences negative returns. However, in this recent period the uncertain impact of the newly enacted Health Care Reform Bill pressured stocks across the sector, especially medical device and pharmaceutical companies.

For the six month period ending August 31, 2010, the Fund’s portfolio outperformed the Russell 1000 Growth and underperformed the S&P 500. Even while stocks sold off during the period, there was not the typical distinction between high and low quality stocks that we would have expected to see as uncertainty led to a short-term exodus of stock investors to the sideline. As the move was out of stocks entirely and not just a sector rotation, investors sold what was most liquid. Though the benefit from the portfolio’s high quality profile was muted, portfolio holdings meaningfully beating expectations did hold up much better than the broader universe of stocks. Overall, stock selection was a positive during this period with six sectors contributing positively and four sectors contributing negatively to relative performance. Stock selection was notably positive within the Information Technology, Industrials, and Energy sectors of the portfolio. Selection was notably negative within the Financials and Materials sectors.

During this period, stocks that significantly contributed positively to returns were Cognizant Technology (technology outsourcing, up 20%), Apple (computers & consumer devices, up 19%), and Alberto Culver (beauty products, up 13%). Significant negative contributors included Gilead Sciences (biotechnology, down 33%), Visa (debit/credit card network, down 19%), and JP Morgan Chase (banking, down 13%).

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What is the Fund’s Strategy?

The Fund will continue to focus on maintaining a diversified portfolio of high quality companies delivering sustainable above-market earnings growth as well as companies poised to experience meaningful acceleration in earnings growth relative to expectations. The Fund’s adviser believes the companies that can exceed expectations in the form of positive earnings surprises will be well rewarded over coming quarters.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE QUALITY GROWTH FUND PERFORMANCE — August 31, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Quality Growth Fund
Class I Shares, the S&P 500 Index and the Russell 1000 Growth Index

Average Annual Total Return (for the periods ended August 31, 2010)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Quality Growth Fund
Class I Shares	4.41%	(1.39)%	(3.99)%
Class A Shares with sales load	N/A	N/A	(6.83)%
Class A Shares without sales load	N/A	N/A	(1.93)%
Class C Shares	N/A	N/A	(2.48)%
Class C Shares with redemption fee	N/A	N/A	(3.45)%
S&P 500 Index	4.91%	(0.91)%	(1.81)%
Russell 1000 Growth Index	6.14%	0.10%	(5.36)%

(a)
Represents the period from the commencement of operations (November 6, 2009) through August 31, 2010 for the Class A and Class C Shares. Since inception returns for Class A and Class C are aggregate total returns, not annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Quality Growth Fund Class I Shares versus the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 1000 Growth Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Quality Growth Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the year ended August 31, 2010, the Monteagle Select Value Fund (“the Fund”) had a total return of 5.99% (based upon NAV changes). The S&P 500 Total Return Index (“S&P 500” or the “Index”) had a total return of 4.91% for the same period. The Fund’s net asset value per share as of August 31, 2010 is $8.78 versus $8.30 at August 31, 2009.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the adviser will generally have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities or unless more securities are needed for limiting specific dollar amounts per security or to over-weight a particular sector. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

During the twelve months ended August 31, 2010, the Fund’s performance was affected by a marginal recovery in the equity markets following the recession of 2008-09. The fear of a double dip recession continues to suppress the full recovery in the equity markets as various domestic issues remain. The issues affecting the markets throughout the year are the domestic housing market decline, the uncertain stabilization of the financial markets, the lack of credit available for businesses and consumers and, most significantly, the prolonged higher level of unemployment. During the period, the equity markets reached market highs that have not been seen since September 2008 prior to the height of the recession. Following these highs, the Index pulled back to yield modest returns. The Dow Jones Industrial Average began the period at virtually its high point of 9,496.28 on August 31, 2009 increasing to its high of 11,205.03 on April 26, 2010 and falling to the 10,014.72 level at August 31, 2010. The S&P 500 began the period near its low of 1,020.62 on August 31, 2009 increasing to its high point of 1,217.28 on April 23, 2010 and declining to the 1,049.33 level at August 31, 2010. During this period the Federal Open Markets Committee of the Federal Reserve maintained the Fed Funds rate at the range of 0% to 0.25%. These factors contributed to a market environment that proved difficult for the Fund given its focus

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

of a “value style, reversion-to-the-mean” strategy which typically thrives in a growing economic environment. The Fund compares its performance to the S&P 500. The Fund is affected by its asset allocation weighting to the ten sectors of the Index.

For the first quarter ended November 30, 2009, the portfolio holdings of the Fund under-performed the Index though still achieving a positive return. The investments of the Fund experienced a 6.11% return versus a 7.91% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio during this quarter continued to be heavily invested in equities which represented 92.4% of the assets with cash, money funds and accrued income representing 7.6% of the assets at November 30, 2009.

The economic sectors of the S&P 500 that improved the most during the quarter were the Energy, Materials and Health Care sectors. The portfolio performance was positively impacted by its holdings in these sectors during this quarter; however, the portfolio’s performance was negatively impacted by its stock selections in Consumer Discretion, Information Technology and Consumer Staples sectors. The major indices are expected to remain volatile throughout 2010 and into 2011 as concerns over unemployment and inflation remain. These challenges can generate opportunities for continued averaging-into the holdings of the Fund under the Fund’s investment strategy and for identifying new potential stocks for purchase.

As of the end of the first quarter, the portfolio holdings continued to be invested in all sectors of the Index, with the largest allocations in Energy (20.4%, down 0.5% from the previous quarter), Industrials (15.1%, up 0.2% from the previous quarter), Health Care (13.3%, up 0.1% from the previous quarter), and Materials (11.9%, up 1.0% from the previous quarter) sectors. The Fund’s portfolio performance was positively assisted by its stock picks in the Health Care sector (Merck & Co. up 46.0%), the Materials sector (Freeport McMoran up 31.5% and Dow Chemical up 30.5%) and the Energy sector (Peabody Energy up 36.1%). The Fund’s portfolio performance was most negatively affected by certain stock picks in the Energy sector (Denbury Resources down 12.8%), the Information Technology sector (MEMC Electronic down 24.5%) and the Financial sector (Northern Trust down 15.3% and NYSE Euronext down 10.8%). During the quarter, investment was made in the Health Care and Industrial sectors to dollar-cost-average into existing positions. Also, several of the portfolio holdings were reduced decreasing exposure to the Information Technology, Energy and eliminated the Consumer Staples sectors. The effects of the reduction in holdings increased cash during the quarter to 7.6% of the portfolio. Additionally during the quarter, the Fund realized $22.3 thousand in net gains from stock sales. The Fund is allocated in all sectors of the Index except Consumer Staples.

For the second quarter ended February 28, 2010, the portfolio holdings of the Fund out-performed the Index. The investments of the Fund experienced a 3.86% return versus a 1.31% return for the Index. For the six months ended February 28, 2010, the portfolio holdings of the Fund out-performed the Index with the investments of the Fund experiencing a 10.21% return versus a 9.32% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio during this quarter was heavily invested in equities which represented 91.4% of the assets with cash, money funds and accrued income representing 8.6% of the assets at February 28, 2010.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

The economic sectors of the S&P 500 that improved the most on average during the quarter were the Consumer Discretion (+3.3%), Industrial (+3.0%) and Consumer Staples (2.3%) sectors while the Telecommunication (-6.4%), Energy (-5.6%) and Basic Material (-2.3%) sectors decreased the most on average. The portfolio performance was positively impacted by its holdings in Energy, Material and Health Care sectors during this quarter; however, the portfolio’s performance was negatively impacted by its stock selections in Information Technology and Financial sectors. The uncertainty over health care reform, unemployment and inflation over the next few quarters can generate opportunities for continued averaging-into the holdings of the Fund under the Fund’s investment strategy and for identifying new potential stocks for purchase or sale.

As of the end of the second quarter, the portfolio holdings continued to be invested in all sectors of the Index except Consumer Staples, with the largest allocations in Energy (19.5%, down 0.9% from the previous quarter), Industrials (15.0%, down 0.1% from the previous quarter), Health Care (13.8%, up 0.5% from the previous quarter), and Materials (12.7%, up 0.8% from the previous quarter) sectors. The Fund’s positive portfolio performance was assisted by its stock picks in the Health Care sector (UnitedHealth Group, Inc up 18.1%), the Materials sector (Ashland, Inc. up 30.9%) and the Energy sector (Smith International, Inc. up 50.8%). The Fund’s portfolio performance was most negatively affected by certain stock picks in the Financial sector (Morgan Stanley down 10.8%), the Information Technology sector (Qualcomm, Inc down 18.4% and Total System Services down 17.6%). During the quarter, one of the portfolio holdings, Ensco International, Inc, was sold decreasing exposure to the Energy sector and generating a capital gain for the Fund. The effects of the reduction in holdings increased cash to 8.6% of the portfolio during the quarter. Cash holdings are being maintained at higher than normal levels in order to have funds available for purchase opportunities or shareholder needs. As clarity of the market uncertainties becomes more evident and new opportunities for purchases are identified the cash position will be reduced to lower levels.

For the third quarter ended May 31, 2010, the portfolio holdings of the Fund slightly under-performed the Index. The investments of the Fund experienced a -0.91% return versus a -0.89% return for the Index. For the nine months ended May 31, 2010, the portfolio holdings of the Fund out-performed the Index with the investments of the Fund experiencing a 9.21% return versus an 8.35% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio during this quarter continued to be heavily invested in equities which represented 92.0% of the assets with cash, money funds and accrued income representing 8.0% of the assets at May 31, 2010.

The economic sectors of the S&P 500 that improved the most on average during the quarter were the Consumer Discretion (+8.63%), Financials (+4.47%) Industrials (+4.21%) sectors while the Health Care (-6.57%), Energy (-2.33%) and Consumer Staples (-1.41%) sectors decreased the most on average. The portfolio performance was positively impacted by its holdings in Industrial, Material and Consumer Discretion sectors during this quarter; however, the portfolio’s performance was negatively impacted by its stock selections in Energy and Health Care sectors. The uncertainty over health care reform, unemployment, potential end of tax incentives and inflation over the next few quarters can generate opportunities under the Fund’s investment strategy and for identifying new potential stocks for purchase or sale.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

As of the end of the third quarter, the portfolio holdings continued to be invested in all sectors of the Index except Consumer Staples, with the largest allocations in Energy (18.2%, down 1.3% from the previous quarter), Industrials (16.3%, up 1.2% from the previous quarter), Materials (13.7%, up 1.0% from the previous quarter), and Health Care (12.3%, down 1.5% from the previous quarter) sectors. The Fund’s positive portfolio performance was assisted by its stock picks in the Materials sector (Titanium Metals Corp. and Allegheny Technologies, Inc. with relative returns up 0.74% and 0.33% respectively) and the Industrials sector (PACCAR, Inc. and Cummins, Inc. with relative returns up 0.38% and 0.34% respectively). The Fund’s portfolio performance was most negatively affected by certain stock picks in the Health Care sector (WellPoint, Inc., UnitedHealth Group, Inc., and Pfizer, Inc. with relative returns down -0.74%, -0.56% and -0.41% respectively) and the Energy sector (Noble Corp. with its relative return down -0.53%). There were no trades during the quarter. Cash holdings are still being maintained at higher than normal levels in order to have funds available for shareholder needs and as a defensive position. As clarity of the market uncertainties becomes more evident and new opportunities for purchases are identified the cash position may be reduced to lower levels.

For the fourth quarter ended August 31, 2010, the portfolio holdings of the Fund out-performed the Index. The investments of the Fund experienced a -2.94% return versus a -3.17% return for the Index. For the 12-month reporting period ended August 31, 2010, the portfolio holdings of the Fund out-performed the Index with the investments of the Fund experiencing a 5.99% return versus a 4.91% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio during this quarter continued to be heavily invested in equities which represented 95.3% of the assets with cash, money funds and accrued income representing 4.7% of the assets at August 31, 2010.

The economic sectors of the S&P 500 that improved the most on average during the quarter were the Utilities (+9.73%), Telecommunication Services (+7.25%) Consumer Staples (+1.55%) sectors while the Consumer Discretionary (-8.15%), Information Technology (-6.77%) and Financials (-6.25%) sectors decreased the most on average. The portfolio performance was positively impacted by its holdings in Communication, Health Care and Utility sectors during this quarter; however, the portfolio’s performance was negatively impacted by its stock selections in Consumer Discretionary, Materials, and Financial sectors. The continued economic uncertainty and government regulation over the coming months can generate opportunities under the Fund’s investment strategy and for identifying new potential stocks for purchase or sale.

As of the end of the fourth quarter, the portfolio holdings continued to be diversified across many sectors of the Index with the only exception being Consumer Staples. The largest allocations are Energy (19.5%, down 0.58% from the previous quarter), Industrials (17.0%, down 0.74% from the previous quarter), and Health Care (13.9%, up 7.61% from the previous quarter) sectors. The Fund’s positive portfolio performance was assisted by its stock picks in the Telecommunication Services sector (AT&T Corp. with a relative return up 11.23%) and the Health Care sector (Genzyme Corp. and Bristol Myers Squibb Co. with relative returns up 44.11% and 12.37% respectively). The Fund’s portfolio performance was most negatively affected by certain stock picks in the Consumer Discretionary sector (Starbucks Corp. and Newell Rubbermaid with relative returns down 11.24%

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

and 0.9.87% respectively) and the Materials sector (Allegheny Technologies, Ashland, Inc. and Alcoa, Inc. with relative returns down 25.45%, 13.30% and 12.22% respectively). There were no trades during the quarter. Cash holdings are still being maintained at higher than normal levels in order to have funds available for shareholder needs and as a defensive position. As clarity of the market uncertainties becomes more evident and new opportunities for purchases are identified the cash position may be reduced to lower levels.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market. Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the fund strategy. It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index. Therefore, the Fund’s daily performance can and will vary dependant upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE SELECT VALUE FUND PERFORMANCE — August 31, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Monteagle Select Value Fund Class I Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2010)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Select Value Fund
Class I Shares	5.99%	(4.04)%	3.33%
Class A Shares with sales load	N/A	N/A	(4.12)%
Class A Shares without sales load	N/A	N/A	0.92%
Class C Shares	N/A	N/A	0.35%
Class C Shares with redemption fee	N/A	N/A	(0.66)%
S&P 500 Index	4.91%	(0.91)%	(1.81)%

(a)
Represents the period from the commencement of operations (November 6, 2009) through August 31, 2010 for the Class A and Class C Shares. Since inception returns for Class A and Class C are aggregate total returns, not annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund Class I Shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund, which will not invest in certain securities comprising this index.

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?

For the year ended August 31, 2010, the Monteagle Value Fund (the “Fund”) reported a total return of 9.72%. The S&P 500 Total Return Index (“S&P 500”) and the Russell 2000 Value Total Return Index had total returns of 4.91% and 6.06% for the same time period. The Fund’s net asset value per share as of August 31, 2010 was $13.41 versus $12.34 at August 31, 2009.

What is the Fund’s investment approach?

The Fund’s investment goal is to achieve maximum returns through investing in undervalued companies. The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued. The adviser will hold 30 to 40 equities. The Fund seeks to maintain a minimum average market capitalization of approximately $5 billion. The current average market capitalization exceeds $30 billion. The current price earnings ratio is 12.3 times 2011 earnings and currently yields 2.2 percent.

The Fund’s adviser also makes industry determinations based upon interest rate cycles. Historical relationships between short-term and long-term U.S. Treasury securities impact industry weightings as easier money promotes growth in inflation while tight money favors disinflation.

The Fund also makes investments for the long-term, holding the positions for three to five years unless extraordinary events such as mergers, acquisitions or deterioration of the industry or company occur.

What influenced the Fund’s performance?

During the year ended August 31, 2010, the Fund achieved its performance as a result of renewed economic activity and the overall strength in the world’s equity markets. The stabilization of the financial markets contributed greatly to the positive improvement in the Fund. Interest rates remained low during the period as credit facilities were restored and capital formation occurred. More recently Federal Reserve policy had become more austere from November, 2009 thus stymieing the returns for the market and the Fund during the second half of the year.

During the first quarter ending November 30, 2009 the Monteagle Value Fund outperformed the S&P 500 returning 13.18% versus 7.91% for the S&P 500. Economically sensitive issues including energy, commodities, and industrials outperformed the market during the quarter. Federal Reserve policy continued to maintain low short-term interest rates and accommodation at the Discount window allowing banks and investment banks the ability to borrow. The financial system has stabilized though lending remained absent to the small business community. The corporate bond market has been very active as interest rate spreads have narrowed indicating that companies have accessed public markets for borrowing needs. The Fund reduced its holdings in Barrick Gold, Halliburton, Goodrich, Transocean, and Tidewater. The Fund also took Merck stock and cash for its holding in Schering Plough. During the quarter, the Fund started new positions in 3Com, Aspen Insurance, Montpelier Re Holdings, NRG Energy, Rogers Communications, Sonoco Products, and Triumph Group.

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

During the second quarter ending February 28, 2010 the Monteagle Value Fund had modest underperformance versus the S&P 500. During the quarter ended February 28, 2010 the Fund returned 0.18% versus 1.31% for the S&P 500. Federal Reserve policy continued to maintain low short-term interest rates though it began an austerity program during November, 2009. The financial system has stabilized though lending remains absent to the small business community. The corporate bond market has been very active as interest rate spreads have narrowed indicating that companies have accessed public markets for borrowing needs. The Monteagle Value Fund continues to favor economically sensitive issues and believes that the economic recovery will bid commodity prices higher. The Fund favors industrials, energy and materials industries. During the quarter, the Fund reduced its holding in Goodrich. Additionally, Avocent was purchased by Emerson Electric and the Fund received cash for the transaction. Also, the Fund started positions in Adaptec, Shaw Group and Legg Mason.

During the third quarter ending May 31, 2010 the Monteagle Value Fund had modest outperformance versus the S&P 500 during the quarter ended May 31, 2010. During the quarter ended May 31, 2010 the Fund returned 0.32% versus -0.89% for the S&P 500. Since November 2009, Federal Reserve policy changed to a more austere program with money supply not growing during this period. Federal Reserve policy continued to maintain low short-term interest rates. However, the commercial banks limited lending to the market resulting in slower monetary growth. The record money growth in 2009 has recently subsided and the market has responded with a cooling down from the higher returns for 2009. Additonally, the world markets have also experienced declines reflecting the possibility of economic slowdown for 2010. Money market yields continue to be low and the bond market has outperformed all stock indices during this period as money came out of stock mutual funds and into bond funds. The Monteagle Value Fund continues to favor economically sensitive issues although the obvious policy changes at the Fed and other world central banks have quelled the commodity markets. Turmoil in the European financial markets has created questions about the Euro being a formidable reserve currency against the dollar. Middle Eastern investors have shifted out of the Euro into the dollar and the Euro has fallen in its exchange value by twenty percent against the dollar. Deflationary pressures have eliminated inflation from being any concern for central banking policy. For the time being, the slow monetary growth has sidelined further gains in stock prices for the broader market. During the quarter, the Fund sold its Microsoft position and 3Com was purchased by Hewett Packard for cash. The Fund added to its positions in SAI Corp., Amkor Technology, Adaptec, Inc. and Wendys/Arby’s Group, Inc.

During the fourth quarter ending August 31, 2010 the Monteagle Value Fund underperformed versus the S&P 500 during the quarter ended August 31, 2010. During the quarter ended August 31, 2010 the Fund returned -3.54% versus -3.17% for the S&P 500. Since November 2009, Federal Reserve policy changed to a more austere program with money supply not growing during this period. Federal Reserve policy continues to maintain low short-term interest rates. Money supply growth has been near zero for the period up to the end of the fiscal year. Additionally, world banks have coordinated tighter money supply growth and market have responded with weakness around the world. The U.S. bond market has enjoyed tremendous appreciation at the expense of common stocks bidding prices up dropping yields to 30 year lows. Usually, lower bond yields lead to

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

higher stock prices. We believe this will occur in the coming months. The Monteagle Value Fund continues to favor economically sensitive issues although the obvious policy changes at the Fed and other world central banks have quelled the commodity markets. Recent policy announcements by the FOMC at the Federal Reserve indicate the Fed will do what is necessary to raise the inflation rate to a more acceptable level. We believe that many of our holdings will benefit from this change at the Fed. During the quarter, the Fund made no changes to its portfolio.

The current market has become more erratic due to the advent of the professional trader and the explosive growth of the ETF industry. During the first half of the year, the bond market’s strength actually took record amounts of cash from the stock market which also impeded the overall returns for the Fund. The recent decline in yields on U.S. Treasury securities reached 30 year lows. Ultimately, we anticipate that improved stock market returns will attract money away from bonds for the foreseeable future.

The current U.S. Treasury yield curve supports growing economic activity. The Federal Reserve has reiterated its willingness to do what is necessary to avert further deflationary pressures associated with job and housing weakness.

What is the Fund’s current strategy?

The Fund continues to focus on consistency in earnings in its holdings. The Fund remains committed to economically sensitive issues including energy, materials, and industrials. The Fund has a modest overweight in energy, materials, telecommunications and industrials as the economic recovery continues to sputter and recent Fed policy statements indicated they were concerned that it would be willing to accept higher inflation as it fends off deflationary forces. The Fund is underweight financials, utilities, health and technology sectors. The Fund believes that worldwide economic recovery has started though unemployment remains high and housing weak.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, LLC.

The Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE VALUE FUND PERFORMANCE — August 31, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Value Fund
Class I Shares, the S&P 500 Index and the Russell 2000 Value Index

Average Annual Total Return (for the periods ended August 31, 2010)
	One Year	Five Years	Ten Years or Since Inception (a)
Monteagle Value Fund
Class I Shares	9.72%	0.13%	4.85%
Class A Shares with sales load	N/A	N/A	(5.45)%
Class A Shares without sales load	N/A	N/A	(0.47)%
Class C Shares	N/A	N/A	(1.05)%
Class C Shares with redemption fee	N/A	N/A	(2.04)%
S&P 500 Index	4.91%	(0.91)%	(1.81)%
Russell 2000 Value Index	6.06%	(1.33)%	6.56%

(a)
Represents the period from the commencement of operations (November 6, 2009) through August 31, 2010 for the Class A and Class C Shares. Since inception returns for Class A and Class C are aggregate total returns, not annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Value Fund Class I Shares versus the S&P 500 Index and the Russell 2000 Value Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 2000 Value Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Value Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE FIXED INCOME FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2010 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
U.S. Treasury Note, 3.625%, due 02/15/2020	6.31%
U.S. Treasury Note, 3.50%, due 05/15/2020	6.24%
FNMA, Pool 386008, 4.52%, due 04/01/2013	3.30%
FHLMC, 3.75%, due 03/27/2019	3.12%
FFCB, 4.875%, due 12/16/2015	2.49%
U.S. Treasury Note, 3.75%, due 11/15/2018	2.41%
U.S. Treasury Note, 3.625%, due 08/15/2019	2.37%
FHLMC, Series 3290 PD, 5.50%, due 03/15/2035	2.37%
Johnson & Johnson, 5.15%, due 07/15/2018	2.02%
FHLMC, Series 2841 BY, 5.00%, due 08/15/2019	2.01%

Sector Allocation	(% of Net Assets)
Corporate Bonds	41.01%
U.S. Government and Agency Obligations	36.09%
Mortgage-Backed Securities	17.83%
Money Market Funds	3.84%
Municipal Obligations	0.46%
Other Assets in Excess of Liabilities	0.77%
100.00%

MONTEAGLE INFORMED INVESTOR GROWTH FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2010 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
ProShares Ultra S&P 500	21.57%
ProShares Ultra QQQ	21.11%
ProShares Ultra Russell 2000	19.47%
Valeant Pharmaceuticals International	5.56%
F5 Networks, Inc.	4.63%
VMWare, Inc. - Class A	4.07%
El Paso Pipeline Partners LP	4.05%
Priceline.com, Inc.	3.90%
Lubrizol Corp.	3.54%
Solera Holdings, Inc.	2.83%

Top Ten Portfolio Industries	(% of Net Assets)
Internet	10.70%
Pharmaceuticals	7.19%
Software	6.90%
Pipelines	4.05%
Chemicals	3.54%
Retail	1.51%
Semiconductors	1.09%
Machinery - Diversified	1.08%
36.06%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Exchange-Traded Funds	62.15%
Communications	10.70%
Technology	7.99%
Consumer, Non-cyclical	7.19%
Money Market Funds	4.87%
Energy	4.05%
Basic Materials	3.54%
Consumer, Cyclical	1.51%
Industrial	1.08%
Liabilities in Excess of Other Assets	(3.08)%
100.00%

MONTEAGLE QUALITY GROWTH FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2010 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Apple, Inc.	4.70%
Exxon Mobil Corp.	3.20%
Microsoft Corp.	2.83%
International Business Machines Corp.	2.71%
Danaher Corp.	2.68%
Apache Corp.	2.58%
Nike, Inc. - Class B	2.56%
Google, Inc.	2.52%
Cognizant Technology Solutions Corp.	2.51%
Walt Disney Co.	2.19%

Top Ten Portfolio Industries	(% of Net Assets)
Computers	11.59%
Retail	7.53%
Oil & Gas	5.78%
Software	5.10%
Telecommunications	5.02%
Pharmaceuticals	4.97%
Food	4.54%
Diversified Financial Services	4.45%
Semiconductors	4.11%
Machinery - Diversified	4.08%
57.17%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Technology	20.80%
Consumer, Non-cyclical	16.82%
Industrial	14.04%
Communications	12.97%
Consumer, Cyclical	11.69%
Energy	9.10%
Financial	6.59%
Basic Materials	4.54%
Money Market Funds	3.38%
Utilities	1.04%
Liabilities in Excess of Other Assets	(0.97)%
100.00%

MONTEAGLE SELECT VALUE FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2010 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Target Corp.	3.79%
UnitedHealth Group, Inc.	3.13%
WellPoint, Inc.	3.01%
PACCAR, Inc.	2.95%
Applied Materials, Inc.	2.83%
Schlumberger Ltd.	2.82%
Titanium Metals Corp.	2.63%
Pfizer, Inc.	2.60%
Cummins, Inc.	2.52%
Caterpillar, Inc.	2.13%

Top Ten Portfolio Industries	(% of Net Assets)
Oil & Gas	10.30%
Retail	6.59%
Healthcare - Services	6.15%
Semiconductors	5.60%
Mining	5.53%
Pharmaceuticals	5.24%
Oil & Gas - Services	5.16%
Banks	5.08%
Machinery - Diversified	4.43%
Chemicals	3.71%
57.79%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Industrial	17.77%
Energy	17.00%
Consumer, Non-cyclical	15.14%
Basic Materials	12.21%
Consumer, Cyclical	11.13%
Financial	11.03%
Technology	7.13%
Money Market Funds	4.75%
Communications	2.61%
Utilities	1.10%
Other Assets in Excess of Liabilities	0.13%
100.00%

MONTEAGLE VALUE FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2010 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Newmont Mining Corp.	6.02%
Barrick Gold Corp.	4.59%
Eastman Chemical Co.	4.31%
E.I. du Pont de Nemours & Co.	4.22%
Gap, Inc.	4.03%
Merck & Co., Inc.	3.98%
Halliburtion Co.	3.95%
Tidewater, Inc.	3.93%
Goodrich Corp.	3.84%
AT&T, Inc.	3.79%

Top Ten Portfolio Industries	(% of Net Assets)
Mining	13.47%
Telecommunications	10.61%
Pharmaceuticals	9.16%
Chemicals	8.53%
Retail	7.83%
Transportation	7.43%
Aerospace & Defense	6.45%
Oil & Gas	6.09%
Semiconductors	4.95%
Electric	4.65%
79.17%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Industrial	22.16%
Basic Materials	22.00%
Consumer, Non-cyclical	10.83%
Communications	10.61%
Energy	10.04%
Consumer, Cyclical	7.83%
Financial	5.06%
Technology	4.95%
Utilities	4.65%
Money Market Funds	1.71%
Other Assets in Excess of Liabilities	0.16%
100.00%

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2010

Par Value	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.09%	Fair Value
	U.S. Treasury Notes - 17.32%
$2,000,000	3.50%, due 05/15/2020	$2,179,532
750,000	3.625%, due 08/15/2019	827,168
2,000,000	3.625%, due 02/15/2020	2,201,406
750,000	3.75%, due 11/15/2018	839,883
		6,047,989
	Federal Farm Credit Bank - 3.23%
750,000	4.875%, due 12/16/2015	867,643
250,000	5.375%, due 07/18/2011	261,137
		1,128,780
	Federal Home Loan Bank - 6.97%
250,000	5.00%, due 09/03/2015	250,062
500,000	5.05%, due 01/03/2018	548,988
250,000	5.125%, due 08/14/2013	281,217
500,000	5.25%, due 06/18/2014	576,509
500,000	5.25%, due 11/08/2017	504,667
250,000	5.75%, due 05/15/2012	272,077
		2,433,520
	Federal Home Loan Mortgage Corporation - 4.60%
1,000,000	3.75%, due 03/27/2019	1,089,884
500,000	5.625%, due 03/15/2011	514,515
		1,604,399
	Federal National Mortgage Association - 3.97%
500,000	5.00%, due 03/02/2015	574,618
250,000	5.00%, due 08/02/2012	270,860
500,000	5.00%, due 08/02/2012	540,918
		1,386,396

	Total U.S. Government and Agency Obligations (Cost $11,679,457)	12,601,084

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Par Value	CORPORATE BONDS - 41.01%	Fair Value
	Aerospace & Defense - 3.56%
$575,000	General Dynamics Corp., 5.25%, due 02/01/2014	$652,691
500,000	United Technologies Corp., 5.375%, due 12/15/2017	592,111
		1,244,802
	Banks - 8.34%
500,000	Bank of America Corp., 4.875%, due 01/15/2013	526,371
500,000	Goldman Sachs Group, Inc., 5.95%, due 01/18/2018	542,130
500,000	JPMorgan Chase & Co., 6.00%, due 01/15/2018	568,645
200,000	Morgan Stanley, 6.60% due 04/01/2012	214,689
250,000	State Street Corp., 4.30%, due 05/30/2014 (b)	274,745
500,000	SunTrust Bank, 6.375%, due 04/01/2011	514,759
250,000	Wells Fargo & Co., 5.25%, due 10/23/2012	268,996
		2,910,335
	Beverages - 3.90%
300,000	Anheuser-Busch Cos., Inc., 6.00%, due 04/15/2011 (b)	308,887
500,000	Bottling Group, LLC, 4.625%, due 11/15/2012	539,363
500,000	Coca-Cola Co., 5.75%, due 03/15/2011	513,971
		1,362,221
	Biotechnology - 1.61%
250,000	Amgen, Inc., 4.50%, due 03/15/2020	279,242
250,000	Amgen, Inc., 4.85%, due 11/18/2014	282,770
		562,012
	Computers - 1.16%
350,000	Hewlett-Packard Co., 6.125%, due 03/01/2014	405,108

	Diversified Financial Services - 1.62%
500,000	CME Group, Inc., 5.75%, due 02/15/2014	567,205

	Electric - 3.15%
500,000	Florida Power Corp., 4.55%, due 04/01/2020 (b)	559,495
500,000	Georgia Power Co., 4.25%, due 12/01/2019	541,540
		1,101,035
	Electrical Components - 0.84%
250,000	Emerson Electric Co., 5.125%, due 12/01/2016 (b)	291,669

	Food - 2.02%
250,000	Campbell Soup Co., 6.75%, due 02/15/2011	257,453
400,000	McCormick & Co., Inc., 5.25%, due 09/01/2013 (b)	449,157
		706,610

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Par Value	CORPORATE BONDS - 41.01% (Continued)	Fair Value
	Healthcare - Products - 2.02%
$600,000	Johnson & Johnson, 5.15%, due 07/15/2018	$703,972

	Healthcare - Services - 0.05%
15,000	UnitedHealth Group, Inc., 5.00%, due 08/15/2014	16,430

	Household Products - 0.80%
250,000	Kimberly-Clark Corp., 5.00%, due 08/15/2013	277,975

	Mining - 1.16%
380,000	Alcoa, Inc., 5.375%, due 01/15/2013	404,152

	Miscellaneous Manufacturing - 1.61%
500,000	General Electric Co., 5.25%, due 12/06/2017	561,759

	Office & Business Equipment - 0.79%
250,000	Pitney Bowes, Inc., 5.75%, due 09/15/2017	274,565

	Oil & Gas - 2.99%
250,000	BP Capital Markets, PLC, 4.75%, due 03/10/2019	245,693
250,000	ConocoPhillips Australia Funding Co., 5.50%, due 04/15/2013	277,594
500,000	Shell International Finance, 5.625%, due 06/27/2011	521,922
		1,045,209
	Pharmaceuticals - 2.49%
250,000	Abbott Laboratories, 5.15%, due 11/30/2012	274,286
500,000	GlaxoSmithKline Capital, Inc., 5.65%, due 05/15/2018	594,742
		869,028
	Retail - 0.78%
250,000	Lowe's Cos., Inc., 5.60%, due 09/15/2012	273,261

	Software - 1.46%
500,000	Oracle Corp., 5.00%, due 01/15/2011	508,098

	Telecommunications - 0.66%
200,000	AT&T, Inc., SBC Comm, 5.625%, due 06/15/2016 (b)	232,096

	Total Corporate Bonds (Cost $13,098,419)	14,317,542

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Par Value	MORTGAGE-BACKED SECURITIES - 17.83%	Fair Value
	Federal Home Loan Mortgage Corporation - 6.32%
$148,127	Series 15L, 7.00%, due 07/25/2023	$154,318
178,250	Series 2743 CA, 5.00%, due 02/15/2034	177,623
260,853	Series 2840 VC, 5.00%, due 08/15/2015	279,889
629,686	Series 2841 BY, 5.00%, due 08/15/2019	700,725
67,097	Series 3058 WV, 5.50%, due 10/15/2035	69,067
750,000	Series 3290 PD, 5.50%, due 3/15/2035	825,877
		2,207,499
	Federal National Mortgage Association - 8.35%
1,100,000	Pool 386008, 4.52%, due 04/01/2013	1,152,798
271,481	Pool 545759, 6.50%, due 07/01/2032	301,420
136,793	Pool 725421, 7.00%, due 09/01/2017	149,245
109,916	Pool 754289, 6.00%, due 11/01/2033	120,732
387,657	Pool 882684, 6.00%, due 06/01/2036	418,777
300,000	Series 2003-54-PG, 5.50%, due 09/25/2032	334,000
398,268	Series 2007-40-PT, 5.50%, due 05/25/2037	439,254
		2,916,226
	Government National Mortgage Association - 3.16%
150,795	Pool 476998, 6.50%, due 07/15/2029	169,195
202,934	Pool 648337, 5.00%, due 10/15/2020	217,801
261,183	Pool 676516, 6.00%, due 02/15/2038	284,789
430,145	Series 2003-81 PB, 6.00%, due 03/20/2029	432,022
		1,103,807

	Total Mortgage-Backed Securities (Cost $5,879,879)	6,227,532

Par Value	MUNICIPAL OBLIGATIONS - 0.46%	Fair Value
$160,000	Atlanta & Fulton County Recreation Authority Revenue, 6.625%, due 12/01/2011 (Cost $160,169)	$160,211

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	MONEY MARKET FUNDS - 3.84%	Fair Value
1,339,268	Fidelity Institutional Money Market Fund Class I, 0.32% (a) (Cost $1,339,268)	$1,339,268

	Total Investments at Fair Value - 99.23% (Cost $32,157,192)	$34,645,637

	Other Assets in Excess of Liabilities, Net - 0.77%	267,208

	Net Assets - 100.00%	$34,912,845

(a)	Rate shown represents the rate at August 31, 2010, is subject to change and resets daily.

(b)
This security is categorized as a level 2 security; for additional information and description of the levels, refer to the table included in Note 2 in the accompanying notes to the schedules of investments.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2010

Shares	COMMON STOCKS - 36.06%	Fair Value
	Chemicals - 3.54%
6,800	Lubrizol Corp.	$634,508

	Internet - 10.70%
9,500	F5 Networks, Inc. (a)	830,585
3,100	NetFlix, Inc. (a)	389,112
2,400	Priceline.com, Inc. (a)	699,552
		1,919,249
	Machinery - Diversified - 1.08%
2,600	Cummins, Inc.	193,466

	Pharmaceuticals - 7.19%
17,300	Valeant Pharmaceuticals International	998,037
10,300	Warner Chilcott PLC - Class A	292,726
		1,290,763
	Pipelines - 4.05%
23,200	El Paso Pipeline Partners LP	726,392

	Retail - 1.51%
1,800	Chipotle Mexican Grill, Inc. (a)	271,494

	Semiconductors - 1.09%
7,900	Altera Corp.	194,893

	Software - 6.90%
12,800	Solera Holdings, Inc.	507,904
9,300	VMWare, Inc. - Class A (a)	730,701
		1,238,605

	Total Common Stocks (Cost $6,499,889)	6,469,370

Shares	EXCHANGE-TRADED FUNDS - 62.15%	Fair Value
72,800	ProShares Ultra QQQ (a)	$3,787,056
138,000	ProShares Ultra Russell 2000	3,494,160
115,900	ProShares Ultra S&P 500	3,869,901

	Total Exchange-Traded Funds (Cost $12,837,670)	11,151,117

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	MONEY MARKET FUND - 4.87%	Fair Value
873,417	Fidelity Institutional Money Market Fund Class I, 0.32% (b) (Cost $873,417)	$873,417

	Total Investments at Fair Value - 103.08% (Cost $20,210,976)	$18,493,904

	Liabilities in Excess of Other Assets, Net - (3.08)%	(552,856)

	Net Assets - 100.00%	$17,941,048

(a)	Non-income producing security.

(b)	Rate shown represents the rate at August 31, 2010, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2010

Shares	COMMON STOCKS - 97.59%	Fair Value
	Advertising - 0.72%
4,640	Omnicom Group, Inc.	$162,446

	Aerospace & Defense - 1.62%
5,565	United Technologies Corp.	362,894

	Apparel - 2.56%
8,195	NIKE, Inc. - Class B	573,650

	Banks - 2.14%
13,205	JPMorgan Chase & Co.	480,134

	Beverages - 2.73%
6,995	Coca-Cola Co.	391,160
3,445	PepsiCo, Inc.	221,100
		612,260
	Biotechnology - 0.90%
6,329	Gilead Sciences, Inc. (a)	201,642

	Chemicals - 2.60%
5,935	Air Products & Chemicals, Inc.	439,368
2,720	Monsanto Co.	143,208
		582,576
	Coal - 1.27%
6,685	Peabody Energy Corp.	286,118

	Commercial Services - 1.41%
4,600	Visa, Inc. - Class A	317,308

	Computers - 11.59%
4,340	Apple, Inc. (a)	1,056,226
9,790	Cognizant Technology Solutions Corp. - Class A (a)	563,953
4,030	Dell, Inc. (a)	47,433
8,500	Hewlett-Packard Co.	327,080
4,935	International Business Machines Corp.	608,140
		2,602,832
	Cosmetics & Personal Care - 1.00%
7,245	Alberto-Culver Co.	224,957

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	COMMON STOCKS - 97.59% (Continued)	Fair Value
	Distribution &Wholesale - 1.60%
3,400	W.W. Grainger, Inc.	$359,686

	Diversified Financial Services - 4.45%
3,250	Intercontinental Exchange, Inc. (a)	310,570
15,435	Jefferies Group, Inc.	347,442
7,800	T Rowe Price Group, Inc.	341,484
		999,496
	Electrical Components - 0.73%
3,500	Emerson Electric Co.	163,275

	Electronics - 1.28%
7,040	Amphenol Corp. - Class A	286,669

	Food - 4.54%
9,325	McCormick & Co., Inc.	371,788
15,705	Sysco Corp.	431,730
6,190	Whole Foods Market, Inc. (a)	215,350
		1,018,868
	Gas - 1.04%
5,420	National Fuel Gas Co.	232,952

	Healthcare - Products - 1.27%
3,719	CR Bard, Inc.	285,731

	Internet - 3.33%
1,465	Amazon.com, Inc. (a)	182,876
1,255	Google, Inc - Class A (a)	564,775
		747,651
	Iron &Steel - 0.71%
11,630	Steel Dynamics, Inc.	159,331

	Machinery - Diversified - 4.08%
1,150	Cummins, Inc.	85,572
5,510	Deere & Co.	348,618
8,315	Roper Industries, Inc.	482,935
		917,125

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	COMMON STOCKS - 97.59% (Continued)	Fair Value
	Media - 3.89%
10,025	DIRECTV - Class A (a)	$380,148
15,120	Walt Disney Co.	492,761
		872,909
	Metal Fabricate & Hardware - 1.63%
3,235	Precision Castparts Corp.	366,137

	Mining - 1.24%
3,860	Freeport-McMoRan Copper & Gold, Inc.	277,843

	Miscellaneous Manufacturing - 3.74%
3,040	3M Co.	238,792
16,534	Danaher Corp.	600,680
		839,472
	Oil & Gas - 5.78%
6,450	Apache Corp.	579,532
12,155	Exxon Mobil Corp.	719,090
		1,298,622
	Oil & Gas Services - 2.05%
12,530	Cameron International Corp. (a)	460,853

	Pharmaceuticals - 4.97%
9,226	Abbott Laboratories	455,211
9,830	Express Scripts, Inc. (a)	418,758
6,862	Merck & Co., Inc.	241,268
		1,115,237
	Retail - 7.53%
10,340	GameStop Corp. - Class A (a)	185,396
3,450	J. Crew Group, Inc. (a)	105,190
13,660	Lowe's Cos., Inc.	277,298
6,070	McDonald's Corp.	443,474
4,320	Target Corp.	221,011
9,150	Wal-Mart Stores, Inc.	458,781
		1,691,150
	Semiconductors - 4.11%
3,010	Broadcom Corp. - Class A	90,210
16,675	Intel Corp.	295,481
15,370	Microchip Technology, Inc.	425,595
2,905	Silicon Laboratories, Inc. (a)	110,797
		922,083

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	COMMON STOCKS - 97.59% (Continued)	Fair Value
	Software - 5.10%
5,380	Adobe Systems, Inc. (a)	$149,349
27,050	Microsoft Corp.	635,134
16,440	Oracle Corp.	359,707
		1,144,190
	Telecommunications - 5.02%
9,595	American Tower Corp. - Class A (a)	449,622
13,980	Cisco Systems, Inc. (a)	280,299
10,390	QUALCOMM, Inc.	398,041
		1,127,962
	Transportation - 0.96%
3,380	United Parcel Service, Inc.	215,644

	Total Common Stocks (Cost $20,991,667)	21,909,703

Shares	MONEY MARKET FUND - 3.38%	Fair Value
759,515	Fidelity Institutional Money Market Fund Class I, 0.32% (b) (Cost $759,515)	$759,515

	Total Investments at Fair Value - 100.97% (Cost $21,751,182)	$22,669,218

	Liabilities in Excess of Other Assets, Net - (0.97)%	(217,786)

	Net Assets - 100.00%	$22,451,432

(a)	Non-income producing security.

(b)	Rate shown represents the rate at August 31, 2010, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2010

Shares	COMMON STOCKS - 95.12%	Fair Value
	Aerospace & Defense - 2.79%
2,300	Boeing Co.	$140,599
1,300	Lockheed Martin Corp.	90,376
		230,975
	Auto Manufacturers - 2.95%
5,957	PACCAR, Inc.	244,177

	Banks - 5.08%
7,400	Bank of America Corp.	92,130
3,900	Bank of New York Mellon Corp.	94,653
5,900	Morgan Stanley	145,671
1,900	Northern Trust Corp.	87,666
		420,120
	Biotechnology - 1.53%
1,800	Genzyme Corp. (a)	126,198

	Chemicals - 3.71%
3,500	Ashland, Inc.	162,610
5,900	Dow Chemical Co.	143,783
		306,393
	Coal - 1.55%
3,000	Peabody Energy Corp.	128,400

	Commercial Services - 1.29%
7,500	Total System Services, Inc.	106,500

	Computers - 1.53%
2,200	Cognizant Technology Solutions Corp. - Class A (a)	126,731

	Diversified Financial Services - 2.62%
436	CME Group, Inc.	108,163
3,900	NYSE Euronext	108,186
		216,349
	Electric - 1.10%
2,500	FirstEnergy Corp.	91,325

	Hand & Machine Tools - 1.30%
2,600	Snap-On, Inc.	107,198

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	COMMON STOCKS - 95.12% (Continued)	Fair Value
	Healthcare - Products - 0.94%
1,800	Stryker Corp.	$77,742

	Healthcare - Services - 6.15%
8,167	UnitedHealth Group, Inc.	259,057
5,016	WellPoint, Inc. (a)	249,195
		508,252
	Housewares - 1.58%
8,700	Newell Rubbermaid, Inc.	130,674

	Insurance - 3.33%
2,800	Aflac, Inc.	132,300
3,900	Assurant, Inc.	142,584
		274,884
	Iron & Steel - 2.97%
2,900	Allegheny Technologies, Inc.	118,088
3,000	United States Steel Corp.	127,530
		245,618
	Machinery - Construction & Mining - 2.13%
2,700	Caterpillar, Inc.	175,932

	Machinery - Diversified - 4.43%
2,800	Cummins, Inc.	208,348
2,500	Deere & Co.	158,175
		366,523
	Mining - 5.53%
9,400	Alcoa, Inc.	95,974
2,000	Freeport-McMoRan Copper & Gold, Inc.	143,960
12,000	Titanium Metals Corp. (a)	217,440
		457,374
	Miscellaneous Manufacturing - 2.65%
7,300	General Electric Co.	105,704
2,900	Honeywell International, Inc.	113,361
		219,065
	Oil & Gas - 10.30%
4,900	Chesapeake Energy Corp.	101,332
2,200	ConocoPhillips	115,346
6,000	Denbury Resources, Inc. (a)	88,440
1,600	Devon Energy Corp.	96,448
1,900	Hess Corp.	95,475

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	COMMON STOCKS - 95.12% (Continued)	Fair Value
	Oil & Gas - 10.30% (Continued)
3,100	Noble Corp.	$96,472
5,200	Rowan Cos., Inc. (a)	133,692
6,500	Tesoro Corp.	72,995
1,000	Transocean Ltd. (a)	50,900
		851,100
	Oil & Gas Services - 5.16%
2,500	Baker Hughes, Inc.	93,950
3,500	Halliburton Co.	98,735
4,377	Schlumberger Ltd.	233,448
		426,133
	Packaging & Containers - 1.29%
3,700	Bemis Co., Inc.	106,819

	Pharmaceuticals - 5.24%
5,400	Bristol-Myers Squibb Co.	140,832
2,191	Merck & Co., Inc.	77,036
13,500	Pfizer, Inc.	215,055
		432,923
	Retail - 6.59%
2,000	Kohl's Corp. (a)	93,960
6,000	Starbucks Corp.	137,940
6,121	Target Corp.	313,150
		545,050
	Semiconductors - 5.60%
22,477	Applied Materials, Inc.	233,536
5,300	Intel Corp.	93,916
4,000	MEMC Electronic Materials, Inc. (a)	41,160
4,100	Texas Instruments, Inc.	94,423
		463,035
	Telecommunications - 2.61%
4,000	AT&T, Inc.	108,120
2,800	QUALCOMM, Inc.	107,268
		215,388
	Transportation - 3.17%
3,000	CSX Corp.	149,670
2,100	Norfolk Southern Corp.	112,728
		262,398

	Total Common Stocks (Cost $7,545,565)	7,863,276

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	MONEY MARKET FUND - 4.75%	Fair Value
392,800	Fidelity Institutional Money Market Fund Class I, 0.32% (b) (Cost $392,800)	$392,800

	Total Investments at Fair Value - 99.87% (Cost $7,938,365)	$8,256,076

	Other Assets in Excess of Liabilities, Net - 0.13%	10,544

	Net Assets - 100.00%	$8,266,620

(a)	Non-income producing security.

(b)	Rate shown represents the rate at August 31, 2010, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2010

Shares	COMMON STOCKS - 98.13%	Fair Value
	Aerospace & Defense - 6.45%
8,000	Goodrich Corp.	$547,840
5,600	Triumph Group, Inc.	371,728
		919,568
	Chemicals - 8.53%
10,000	Eastman Chemical Co.	615,500
14,750	E.I. du Pont de Nemours & Co.	601,358
		1,216,858
	Commercial Services - 1.67%
16,000	SAIC, Inc. (a)	238,080

	Diversified Financial Services - 1.60%
9,000	Legg Mason, Inc.	227,970

	Electric - 4.65%
25,550	Duke Energy Corp.	439,204
11,000	NRG Energy, Inc. (a)	223,520
		662,724
	Engineering & Construction - 1.82%
8,000	Shaw Group, Inc. (a)	259,200

	Insurance - 3.46%
9,000	Aspen Insurance Holdings Ltd.	255,600
15,000	Montpelier Re Holdings Ltd.	237,600
		493,200
	Mining - 13.47%
22,000	Alcoa, Inc.	224,620
14,000	Barrick Gold Corp.	654,640
14,000	Newmont Mining Corp.	858,480
5,000	Vulcan Materials Co.	183,800
		1,921,540
	Miscellaneous Manufacturing - 4.39%
57,000	Eastman Kodak Co. (a)	198,930
25,000	Trinity Industries, Inc.	428,000
		626,930
	Oil & Gas - 6.09%
16,000	Marathon Oil Corp.	487,840
7,494	Transocean Ltd. (a)	381,445
		869,285

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	COMMON STOCKS - 98.13% (Continued)	Fair Value
	Oil & Gas Services - 3.95%
20,000	Halliburton Co.	$564,200

	Packaging & Containers - 2.07%
9,400	Sonoco Products Co.	295,630

	Pharmaceuticals - 9.16%
10,000	Bristol-Myers Squibb Co.	260,800
16,147	Merck & Co., Inc.	567,729
30,000	Pfizer, Inc.	477,900
		1,306,429
	Retail - 7.83%
34,000	Gap, Inc.	574,260
5,000	Sears Holdings Corp. (a)	309,500
60,000	Wendy's/Arby's Group, Inc. - Class A	233,400
		1,117,160
	Semiconductors - 4.95%
45,000	Amkor Technology, Inc. (a)	228,150
17,000	Applied Materials, Inc.	176,630
17,000	Intel Corp.	301,240
		706,020
	Telecommunications - 10.61%
90,000	Adaptec, Inc. (a)	259,200
20,000	AT&T, Inc.	540,600
226	Fairpoint Communications, Inc. (a)	6
2,880	Frontier Communications Corp.	22,262
9,700	Rogers Communications, Inc. - Class B	337,657
12,000	Verizon Communications, Inc.	354,120
		1,513,845
	Transportation - 7.43%
10,000	CSX Corp.	498,900
14,000	Tidewater, Inc.	561,120
		1,060,020

	Total Common Stocks (Cost $12,192,959)	13,998,659

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2010 (Continued)

Shares	MONEY MARKET FUND - 1.71%	Fair Value
243,779	Fidelity Institutional Money Market Fund Class I, 0.32% (b) (Cost $243,779)	$243,779

	Total Investments at Fair Value - 99.84% (Cost $12,436,738)	$14,242,438

	Other Assets in Excess of Liabilities, Net - 0.16%	22,413

	Net Assets - 100.00%	$14,264,851

(a)	Non-income producing security.

(b)	Rate shown represents the rate at August 31, 2010, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2010

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
ASSETS
Investment securities
At cost	$32,157,192	$20,210,976	$21,751,182
At fair value (Note 2)	$34,645,637	$18,493,904	$22,669,218
Receivables:
Dividends and interest	326,776	3,210	39,273
Other assets	158	268	217
Total assets	34,972,571	18,497,382	22,708,708

LIABILITIES
Payables:
Capital shares redeemed	—	13,402	—
Distributions	28,826	—	—
Distribution Fees	12	900	12
Investment securities purchased	—	519,703	231,748
Due to Adviser (Note 3)	28,706	20,758	23,820
Accrued compliance service fees (Note 3)	1,882	1,271	1,396
Other liabilities and accrued expenses	300	300	300
Total liabilities	59,726	556,334	257,276

NET ASSETS	$34,912,845	$17,941,048	$22,451,432

NET ASSETS CONSIST OF:
Paid-in capital	$33,674,338	$17,523,429	$31,703,966
Accumulated undistributed net investment income	7,699	—	7,211
Accumulated net realized gain (loss) on investments	(1,257,637)	2,134,691	(10,177,781)
Net unrealized appreciation (depreciation) on investments	2,488,445	(1,717,072)	918,036
NET ASSETS	$34,912,845	$17,941,048	$22,451,432

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2010

	Fixed Income Fund		Informed Investor Growth Fund	Quality Growth Fund
CLASS I SHARES:
Net Assets	$34,910,733		$17,716,968	$22,449,477
Shares of beneficial interest outstanding (1)	3,259,330		1,691,093	3,144,372
Net Asset Value, offering and redemption price per share	$10.71		$10.48	$7.14

CLASS A SHARES:
Net Assets	$1,059		$894	$980
Shares of beneficial interest outstanding (1)	99		86	138
Net Asset Value and redemption price per share (2)	$10.71		$10.44	$7.12
Maximum offering price per share Class A (3)	$11.04		$10.99	$7.49

CLASS C SHARES:
Net Assets	$1,053		$223,186	$975
Shares of beneficial interest outstanding (1)	98		21,477	138
Net Asset Value and offering price per share	$10.71	(2)	$10.39	$7.08	(2)
Minimum redemption price per share (4)	$10.60		$10.29	$7.01

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.

(2)	NAV does not recompute due to rounding.

(3)	A maximum sales charge of 3.00%, 5.00%, and 5.00% is imposed on Class A shares of the Fixed Income Fund, Informed Investor Growth Fund, and Quality Growth Fund, respectively.

(4)	Class C shares purchased, that are redeemed within one year will be assessed a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2010

	Select Value Fund	Value Fund
ASSETS
Investment securities
At cost	$7,938,365	$12,436,738
At fair value (Note 2)	$8,256,076	$14,242,438
Receivables:
Dividends and interest	20,329	38,444
Other assets	228	197
Total assets	8,276,633	14,281,079

LIABILITIES
Payables:
Distribution Fees	12	12
Due to Adviser (Note 3)	8,913	14,884
Accrued compliance service fees (Note 3)	788	1,032
Other liabilities and accrued expenses	300	300
Total liabilities	10,013	16,228

NET ASSETS	$8,266,620	$14,264,851

NET ASSETS CONSIST OF:
Paid-in capital	$11,819,270	$12,522,771
Accumulated undistributed net investment income	5,516	23,011
Accumulated net realized loss on investments	(3,875,877)	(86,631)
Net unrealized appreciation on investments	317,711	1,805,700
NET ASSETS	$8,266,620	$14,264,851

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2010

	Select Value Fund	Value Fund
CLASS I SHARES:
Net Assets	$8,264,608	$14,262,867
Shares of beneficial interest outstanding (1)	941,532	1,063,247
Net Asset Value, offering and redemption price per share	$8.78	$13.41

CLASS A SHARES:
Net Assets	$1,009	$995
Shares of beneficial interest outstanding (1)	115	74
Net Asset Value and redemption price per share (2)	$8.76	$13.40
Maximum offering price per share Class A (3)	$9.22	$14.11

CLASS C SHARES:
Net Assets	$1,003	$989
Shares of beneficial interest outstanding (1)	115	74
Net Asset Value and offering price per share (2)	$8.71	$13.37
Minimum redemption price per share (4)	$8.62	$13.24

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.

(2)	NAV does not recompute due to rounding.

(3)	A maximum sales charge of 5.00% is imposed on Class A shares.

(4)	Class C shares purchased, that are redeemed within one year will be assessed a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2010

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
INVESTMENT INCOME

Income:
Interest	$1,492,208	$15,880	$618
Dividends	—	67,451	276,472
Foreign withholding tax	—	—	(246)

Total Investment Income	1,526,379	83,331	276,844

Expenses:
Investment advisory fees (Note 3)	334,298	312,657	246,185
Distribution (12b-1) fees - Class A (Note 3)	3	3	3
Distribution (12b-1) fees - Class C (Note 3)	9	1,124	9
Compliance service fees (Note 3)	19,892	16,108	14,070
Trustees' fees	5,520	5,569	5,814
ICI membership fees	937	510	708
Interest expense	—	—	205

Total expenses	360,659	335,971	266,994

Net investment income (loss)	1,131,549	(252,640)	9,850

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments	91,471	3,908,202	2,672,587
Net change in unrealized appreciation (depreciation) on investments	1,154,891	(4,023,337)	(2,485,938)

Net realized and unrealized gain (loss) on investments	1,246,362	(115,135)	186,649

Net increase (decrease) in net assets resulting from operations	$2,377,911	$(367,775)	$196,499

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2010

	Select Value Fund	Value Fund
INVESTMENT INCOME

Income:
Interest	$1,993	$1,871
Dividends	137,215	326,994
Foreign withholding tax	—	(2,516)

Total Investment Income	139,208	326,349

Expenses:
Investment advisory fees (Note 3)	107,438	182,665
Distribution (12b-1) fees - Class A (Note 3)	3	3
Distribution (12b-1) fees - Class C (Note 3)	9	9
Compliance service fees (Note 3)	8,846	11,534
Trustees' fees	5,853	5,781
ICI membership fees	669	786

Total expenses	122,818	200,778

Net investment income	16,390	125,571

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments	115,818	1,343,031
Net change in unrealized appreciation (depreciation) on investments	389,133	(137,295)

Net realized and unrealized gain on investments	504,951	1,205,736

Net increase in net assets resulting from operations	$521,341	$1,331,307

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2010	Year Ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$1,131,549	$1,219,154
Net realized gain (loss) on investment transactions	91,471	(293,506)
Net change in unrealized appreciation on investments	1,154,891	1,237,910
Net increase in net assets resulting from operations	$2,377,911	$2,163,558

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(1,164,717)	(1,219,154)
From net investment income - Class A	(25)	—
From net investment income - Class C	(18)	—
Net decrease in net assets from distributions to shareholders	(1,164,760)	(1,219,154)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Net increase (decrease) in net assets from capital share transactions	1,574,488	(1,140,619)

Total increase (decrease) in net assets	2,787,639	(196,215)

NET ASSETS
Beginning of period	32,125,206	32,321,421
End of period	$34,912,845	$32,125,206
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$7,699	$—

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2010	Year Ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$(252,640)	$(104,962)
Net realized gain on investment transactions	3,908,202	4,576,804
Net change in unrealized appreciation (depreciation) on investments	(4,023,337)	2,261,415
Net increase (decrease) in net assets resulting from operations	$(367,775)	$6,733,257

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized capital gains - Class I	(4,671,901)	—
From net realized capital gains - Class A	(155)	—
From net realized capital gains - Class C	(155)	—
Net decrease in net assets from distributions to shareholders	(4,672,211)	—

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Net increase (decrease) in net assets from capital share transactions	(4,699,122)	11,769,699

Total increase (decrease) in net assets	(9,739,108)	18,502,956

NET ASSETS
Beginning of period	27,680,156	9,177,200
End of period	$17,941,048	$27,680,156
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2010	Year Ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$9,850	$31,724
Net realized gain (loss) on investment transactions	2,672,587	(1,860,081)
Net change in unrealized depreciation on investments	(2,485,938)	(935,884)
Net increase (decrease) in net assets resulting from operations	$196,499	$(2,764,241)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(19,997)	(14,366)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Net decrease in net assets from capital share transactions	(4,779,257)	(228,192)

FROM MERGERS
From merging of the Monteagle Large Cap Growth Fund (Note 8)	15,858,231	—

Total increase (decrease) in net assets	11,255,476	(3,006,799)

NET ASSETS
Beginning of period	11,195,956	14,202,755
End of period	$22,451,432	$11,195,956
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$7,211	$17,358

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2010	Year Ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$16,390	$73,655
Net realized gain (loss) on investment transactions	115,818	(3,783,452)
Net change in unrealized appreciation on investments	389,133	511,210
Net increase (decrease) in net assets resulting from operations	$521,341	$(3,198,587)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(17,878)	(95,261)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Net increase (decrease) in net assets from capital share transactions	(548,903)	103,974

Total decrease in net assets	(45,440)	(3,189,874)

NET ASSETS
Beginning of period	8,312,060	11,501,934
End of period	$8,266,620	$8,312,060
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$5,516	$7,004

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2010	Year Ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$125,571	$146,231
Net realized gain (loss) on investment transactions	1,343,031	(773,972)
Net change in unrealized depreciation on investments	(137,295)	(4,410,696)
Net increase (decrease) in net assets resulting from operations	$1,331,307	$(5,038,437)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(146,367)	(124,619)
From net investment income - Class A	(4)	—
From net investment income - Class C	(1)	—
Decrease in net assets from distributions to shareholders	(146,372)	(124,619)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Net decrease in net assets from capital share transactions	(565,583)	(608,832)

Total increase (decrease) in net assets	619,352	(5,771,888)

NET ASSETS
Beginning of period	13,645,499	19,417,387
End of period	$14,264,851	$13,645,499
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$23,011	$43,812

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006
Net asset value, beginning of period	$10.34	$10.05	$9.96	$9.91	$10.38
Income from investment operations:
Net investment income	0.35	0.38	0.40	0.40	0.38 (a)
Net realized and unrealized gain (loss) on investments	0.37	0.29	0.09	0.05	(0.31)
Total from investment operations	0.72	0.67	0.49	0.45	0.07
Less distributions:
From net investment income	(0.35)	(0.38)	(0.40)	(0.40)	(0.38)
From net realized gains on investments	—	—	—	—	(0.16)
Total distributions	(0.35)	(0.38)	(0.40)	(0.40)	(0.54)
Net asset value, end of period	$10.71	$10.34	$10.05	$9.96	$9.91
Total Return(b)	7.11%	6.80%	4.94%	4.68%	0.78%
Net assets, end of period (000's omitted)	$34,911	$32,125	$32,321	$32,873	$42,447
Ratio of expenses to average net assets:
After reimbursement/waiver of fees	1.04%	1.04%	1.01%	1.00%	1.00%
Before reimbursement/waiver of fees	1.04%	1.04%	1.01%	1.00%	1.13%
Ratio of net investment income to average net assets:
After reimbursement/waiver of fees	3.37%	3.74%	3.93%	4.12%	3.75%
Portfolio turnover rate	18%	39%	55%	19%	17%

(a)	Net investment income per share is based on average shares outstanding during the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$10.36
Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.60

Less distributions:
From net investment income	(0.25)

Net asset value, end of period	$10.71

Total Return(b)	5.87%	(c)

Net assets, end of period (000's omitted)	$1

Ratio of expenses to average net assets:	1.29%	(d)

Ratio of net investment income to average net assets:	2.95%	(d)

Portfolio turnover rate	18%	(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$10.36
Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.54

Less distributions:
From net investment income	(0.19)

Net asset value, end of period	$10.71

Total Return(b)	5.26%	(c)

Net assets, end of period (000's omitted)	$1

Ratio of expenses to average net assets:	2.04%	(d)

Ratio of net investment income to average net assets:	2.23%	(d)

Portfolio turnover rate	18%	(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class I Shares	Year Ended August 31, 2010	Year Ended August 31, 2009		Period Ended August 31, 2008(a)
Net asset value, beginning of period	$12.89	$8.82		$10.00
Income (loss) from investment operations:
Net investment loss(f)	(0.10)	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.18)	4.12		(1.16)
Total from investment operations	(0.28)	4.07		(1.18)

Distributions to shareholders from:
Net realized capital gain	(2.13)	—		—

Net asset value, end of period	$10.48	$12.89		$8.82

Total Return(b)	(4.43% )	46.15%		(11.80%	)(c)

Net assets, end of period (000's omitted)	$17,717	$27,680		$9,177

Ratio of operating expenses to average net assets:(e)	1.28%	1.27%		1.27%	(d)

Ratio of net investment loss to average net assets:(f)	(0.96% )	(0.77%	)	(0.60%	)(d)

Portfolio turnover rate	819%	1592%		157%	(c)

(a)	Represents the period from the initial public offering (April 3, 2008) through August 31, 2008.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$13.73
Loss from investment operations:
Net investment loss(f)	(0.15)
Net realized and unrealized loss on investments	(1.01)
Total from investment operations	(1.16)

Distributions to shareholders from:
Net realized capital gain	(2.13)

Net asset value, end of period	$10.44

Total Return(b)	(10.62%	)(c)

Net assets, end of period (000's omitted)	$1

Ratio of operating expenses to average net assets:(e)	1.53%	(d)

Ratio of net investment loss to average net assets:(f)	(1.47%	)(d)

Portfolio turnover rate	819%	(g)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$13.73
Loss from investment operations:
Net investment loss(f)	(0.11)
Net realized and unrealized loss on investments	(1.10)
Total from investment operations	(1.21)

Distributions to shareholders from:
Net realized capital gain	(2.13)

Net asset value, end of period	$10.39

Total Return(b)	(11.04%	)(c)

Net assets, end of period (000's omitted)	$223

Ratio of operating expenses to average net assets:(e)	2.28%	(d)

Ratio of net investment loss to average net assets:(f)	(2.15%	)(d)

Portfolio turnover rate	819%	(g)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class I Shares	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007		Eight Months Ended August 31, 2006(a)		Year Ended December 31, 2005
Net asset value, beginning of period	$6.85		$8.46	$8.84		$7.75		$7.90		$7.69
Income (loss) from investment operations:
Net investment income (loss)	—	(c)	0.02	—	(c)	(0.01)		—	(b)(c)	—	(b)(c)
Net realized and unrealized gain (loss) on investments	0.30		(1.62)	(0.38)		1.10		(0.15)		0.21
Total from investment operations	0.30		(1.60)	(0.38)		1.09		(0.15)		0.21
Less distributions:
From net investment income	(0.01)		(0.01)	—		—		—		—	(d)
Net asset value, end of period	$7.14		$6.85	$8.46		$8.84		$7.75		$7.90
Total Return(e)	4.41%		(18.92% )	(4.30%	)	14.06%		(1.90%	)(f)	2.77%
Net assets, end of period (000’s omitted)	$22,449		$11,196	$14,203		$14,871		$19,070		$19,278
Ratio of expenses to average net assets:
After reimbursement/ waiver of fees	1.29%		1.32%	1.25%		1.23%		1.26%	(g)	1.26%
Before reimbursement/ waiver of fees	1.29%		1.32%	1.25%		1.23%		1.48%	(g)	1.54%
Ratio of net investment income (loss) to average net assets:
After reimbursement/waiver of fees	0.05%		0.31%	(0.05%	)	(0.08%	)	(0.08%	)(g)	(0.04%	)
Portfolio turnover rate	69%		39%	26%		72%		63%	(f)	92%

(a)	Fund changed fiscal year end to August 31st.

(b)	Net investment income (loss) per share is based on average shares outstanding during the period.

(c)	Net investment income (loss) per share resulted in less than $0.01 per share.

(d)	Distribution per share was $(0.0032).

(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(f)	Not Annualized.

(g)	Annualized.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$7.26
Loss from investment operations:
Net investment loss	(0.02)
Net realized and unrealized loss on investments	(0.12)
Total from investment operations	(0.14)

Net asset value, end of period	$7.12

Total Return(b)	(1.93%	)(c)

Net assets, end of period (000's omitted)	$1

Ratio of expenses to average net assets:	1.54%	(d)

Ratio of net investment loss to average net assets:	(0.31%	)(d)

Portfolio turnover rate	69%	(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$7.26
Loss from investment operations:
Net investment loss	(0.06)
Net realized and unrealized loss on investments	(0.12)
Total from investment operations	(0.18)

Net asset value, end of period	$7.08

Total Return(b)	(2.48%	)(c)

Net assets, end of period (000's omitted)	$1

Ratio of expenses to average net assets:	2.29%	(d)

Ratio of net investment loss to average net assets:	(1.02%	)(d)

Portfolio turnover rate	69%	(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class I Shares	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Eight Months Ended August 31, 2006(a)		Year Ended December 31, 2005
Net asset value, beginning of period	$8.30	$11.63	$15.67	$14.02	$13.48		$13.51
Income (loss) from investment operations:
Net investment income	0.01	0.07	0.13	0.13	0.12	(b)	0.11 (b)
Net realized and unrealized gain (loss) on investments	0.48	(3.30)	(2.11)	1.98	0.50		0.08
Total from investment operations	0.49	(3.23)	(1.98)	2.11	0.62		0.19
Less distributions:
From net investment income	(0.01)	(0.10)	(0.12)	(0.15)	(0.08)		(0.11)
From net realized gains on investments	—	—	(1.94)	(0.31)	—		(0.11)
Total distributions	(0.01)	(0.10)	(2.06)	(0.46)	(0.08)		(0.22)
Net asset value, end of period	$8.78	$8.30	$11.63	$15.67	$14.02		$13.48
Total Return(c)	5.99%	(27.76% )	(14.01% )	15.21%	4.60%	(d)	1.45%
Net assets, end of period (000’s omitted)	$8,265	$8,312	$11,502	$13,628	$16,065		$16,120
Ratio of expenses to average net assets:
After reimbursement/ waiver of fees	1.37%	1.33%	1.26%	1.22%	1.26%	(e)	1.26%
Before reimbursement/ waiver of fees	1.37%	1.33%	1.26%	1.22%	1.49%	(e)	1.66%
Ratio of net investment income to average net assets:
After reimbursement/waiver of fees	0.18%	0.96%	1.00%	0.82%	1.25%	(e)	0.93%
Portfolio turnover rate	2%	108%	71%	88%	31%	(d)	71%

(a)	Fund changed fiscal year end to August 31st.

(b)	Net investment income (loss) per share is based on average shares outstanding during the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(d)	Not Annualized.

(e)	Annualized.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$8.68
Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.08

Net asset value, end of period	$8.76

Total Return(b)	0.92%	(c)

Net assets, end of period (000's omitted)	$1

Ratio of expenses to average net assets:	1.62%	(d)

Ratio of net investment loss to average net assets:	(0.12%	)(d)

Portfolio turnover rate	2%	(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$8.68
Income (loss) from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.03

Net asset value, end of period	$8.71

Total Return(b)	0.35%	(c)

Net assets, end of period (000's omitted)	$1

Ratio of expenses to average net assets:	2.37%	(d)

Ratio of net investment loss to average net assets:	(0.82%	)(d)

Portfolio turnover rate	2%	(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006
Net asset value, beginning of period	$12.34	$16.67	$19.44	$16.55	$15.43
Income (loss) from investment operations:
Net investment income	0.11	0.13	0.07	0.20	0.19 (a)
Net realized and unrealized gain (loss) on investments	1.09	(4.35)	(0.97)	2.98	1.07
Total from investment operations	1.20	(4.22)	(0.90)	3.18	1.26
Less distributions:
From net investment income	(0.13)	(0.11)	(0.11)	(0.29)	(0.14)
From net realized gains on investments	—	—	(1.76)	—	—
Total distributions	(0.13)	(0.11)	(1.87)	(0.29)	(0.14)
Net asset value, end of period	$13.41	$12.34	$16.67	$19.44	$16.55
Total Return(b)	9.72%	(25.19% )	(5.14% )	19.40%	8.25%
Net assets, end of period (000's omitted)	$14,263	$13,645	$19,417	$23,094	$20,893
Ratio of operating expenses to average net assets:
After reimbursement/waiver of fees	1.32%	1.31%	1.25%	1.22%	1.23%
Before reimbursement/waiver of fees	1.32%	1.31%	1.25%	1.22%	1.35%
Ratio of net investment income to average net assets:
After reimbursement/waiver of fees	0.83%	1.17%	0.40%	1.07%	1.14%
Portfolio turnover rate	30%	6%	0%	31%	28%

(a)	Net investment income per share is based on average shares outstanding during the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class A Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$13.52
Income (loss) from investment operations:
Net investment income	—	(b)
Net realized and unrealized loss on investments	(0.10)
Total from investment operations	(0.10)

Less distributions:
From net investment income	(0.02)

Net asset value, end of period	$13.40

Total Return(c)	(0.47%	)(d)

Net assets, end of period (000's omitted)	$1

Ratio of operating expenses to average net assets:	1.57%	(e)

Ratio of net investment income to average net assets:	0.41%	(e)

Portfolio turnover rate	30%	(f)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)	Net investment income (loss) per share resulted in less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(d)	Not Annualized.

(e)	Annualized.

(f)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class C Shares	For the Period Ended August 31, 2010(a)
Net asset value, beginning of period	$13.52
Loss from investment operations:
Net investment loss	(0.02)
Net realized and unrealized loss on investments	(0.12)
Total from investment operations	(0.14)

Less distributions:
From net investment income	(0.01)

Net asset value, end of period	$13.37

Total Return(b)	(1.05%	)(c)

Net assets, end of period (000's omitted)	$1

Ratio of operating expenses to average net assets:	2.32%	(d)

Ratio of net investment loss to average net assets:	(0.16%	)(d)

Portfolio turnover rate	30%	(e)

(a)	Represents the period from the initial public offering (November 6, 2009) through August 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund Distributions or the redemption of Fund shares.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is for the entire fiscal year.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS — August 31, 2010

1.	ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund

The Monteagle Fixed Income Fund (“Fixed Income Fund”), Monteagle Quality Growth Fund (“Quality Growth Fund”), Monteagle Select Value Fund (“Select Value Fund”) and Monteagle Value Fund (“Value Fund”) are diversified series of Monteagle Funds. The Monteagle Informed Investor Growth Fund (“Informed Investor Growth Fund”) is a non-diversified series of Monteagle Funds. At a Special Meeting of Shareholders held on April 16, 2010, shareholders approved a change in the Informed Investor Growth Fund’s subclassification from diversified to non-diversified. The principal investment objective of the Fixed Income Fund is total return. The principal investment objective of each of Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund (collectively the “Equity Funds”) is long-term capital appreciation.

The Funds each offer three classes of shares, Class I, Class A and Class C. Each class differs as to sales and redemption charges and ongoing fees.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks and exchange-traded funds, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely. In the absence of readily available market quotations, or other observable inputs, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees and would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2010:

Fixed Income Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
U.S. Government and Agency Obligations	$—	$12,601,084	$12,601,084
Corporate Bonds	12,201,493	2,116,049	14,317,542
Mortgage-Backed Securities	—	6,227,532	6,227,532
Municipal Obligations	—	160,211	160,211
Money Market Funds	1,339,268	—	1,339,268
Totals	$13,540,761	$21,104,876	$34,645,637

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Informed Investor Growth Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$6,469,370	$—	$6,469,370
Exchange-Traded Funds	11,151,117	—	11,151,117
Money Market Funds	873,417	—	873,417
Totals	$18,493,904	$—	$18,493,904

Quality Growth Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$21,909,703	$—	$21,909,703
Money Market Funds	759,515	—	759,515
Totals	$22,669,218	$—	$22,669,218

Select Value Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$7,863,276	$—	$7,863,276
Money Market Funds	392,800	—	392,800
Totals	$8,256,076	$—	$8,256,076

Value Fund
Security Classification(a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks(b)	$13,998,659	$—	$13,998,659
Money Market Funds	243,779	—	243,779
Totals	$14,242,438	$—	$14,242,438

(a)
As of and during the year ended August 31, 2010, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders — Distributions of net investment income to shareholders are declared daily and paid monthly by Fixed Income Fund. Net investment income distributions, if any, for Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, and Value Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2010	2009	2010	2009
Fixed Income Fund	$1,164,760	$1,219,154	$—	$—
Informed Investor Growth Fund	4,672,211	—	—	—
Quality Growth Fund	19,997	14,366	—	—
Select Value Fund	17,878	95,261	—	—
Value Fund	146,372	124,619	—	—

Estimates — These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple Class Allocations — Income, expenses and realized/unrealized gains or losses are allocated to each class based on relative share balances. Distribution fees are charged to each respective share class in accordance with the distribution plan.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Redemption Fees and Sales Charges (Loads) — A maximum sales charge of 3.00% is imposed on Class A shares of the Fixed Income Fund. A maximum sales charge of 5.00% is imposed on Class A shares of the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund. A redemption fee of 1.00% is imposed on Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such redemption fees, which are not an expense of the Funds. For the year ended August 31, 2010, no redemption fees were paid to the Funds.

3.	ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) serves as the investment adviser to the Funds. Subject to the general oversight of the Board of Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund	Select Value Fund	Value Fund
Up to and including $25 millon	0.965%	1.200%	1.200%	1.200%	1.200%
From $25 up to and including $50 million	0.965%	1.115%	1.115%	1.115%	1.115%
From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.975%	0.975%
Over $100 million	0.775%	0.875%	0.875%	0.875%	0.875%

Under the terms of the Funds’ advisory agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Adviser; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer’s services for the Trust attributable to the Funds managed by the Adviser; and (viii) any extraordinary Trust expenses.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended August 31, 2010, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2010
Fixed Income Fund	$ 334,298	$ 28,706
Informed Investor Growth Fund	312,657	20,758
Quality Growth Fund	246,185	23,820
Select Value Fund	107,438	8,913
Value Fund	182,665	14,884

Fixed Income Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

Informed Investor Growth Fund — Nashville Capital has retained T.H. Fitzgerald & Co. (“T.H. Fitzgerald”) to serve as the sub-adviser to Informed Investor Growth Fund. Nashville Capital has agreed to pay T.H. Fitzgerald an annual advisory fee of 0.65% of average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Quality Growth Fund — Nashville Capital has retained Garcia Hamilton & Associates (“GHA”) to serve as the sub-adviser to Quality Growth Fund. Nashville Capital has agreed to pay GHA an annual advisory fee of 0.30% of average daily net assets.

Select Value Fund — Nashville Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Nashville Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Value Fund — Nashville Capital has retained Robinson Investment Group, Inc. (“Robinson”) to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.60% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

An officer of Nashville Capital is also an officer of the Trust.

Mutual Fund Services Agreement

Pursuant to a Mutual Fund Services Agreement between the Trust and Matrix Fund Services (“Matrix”) Matrix provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Funds. For these services, Matrix receives the greater of an annual base fee of $30,000 per Fund or 0.075% of the Trust’s Equity Funds’ aggregate average daily net assets to $400 million with lower fees at higher asset levels and 0.04% of the Trust’s Fixed Income Fund aggregate average net assets to $400 million with lower fees at higher assets levels. The fees payable to Matrix are paid by the Adviser (not the Funds). Officers of Matrix are also officers of the Trust.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Distribution Agreement

Pursuant to the terms of a Distribution Agreement with the Trust, Matrix Capital Group (the “Distributor”) serves as the Funds’ principal underwriter. Matrix Capital Group does not receive compensation for such services.

Distribution and Service (12b-1) Plan

The Trust has adopted a plan applicable to each Fund that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.75% for services, as defined by FINRA, of Class C assets. During the year ended August 31, 2010, distribution fees paid by the Funds were as follows:

Fund	Distribution (12b-1) Fees Earned	Distribution (12b-1) Fees Payable as of August 31, 2010
Fixed Income Fund	$12	$12
Informed Investor Growth Fund	1,127	900
Quality Growth Fund	12	12
Select Value Fund	12	12
Value Fund	12	12

Compliance Services

An employee of Nashville Capital serves as the CCO of the Trust. The Funds pay $75,000 annually to Nashville for providing CCO services. Each Fund pays $5,000 with the remaining $50,000 allocated to the Funds based on aggregate average daily net assets.

4.	SECURITIES TRANSACTIONS

During the year ended August 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Fixed Income Fund	$3,073,818	$5,701,150
Informed Investor Growth Fund	173,208,931	180,531,708
Quality Growth Fund	14,007,667	18,913,242
Select Value Fund	160,059	706,506
Value Fund	4,442,930	4,284,741

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The cost of purchases and proceeds from sales of U.S. government securities by the Fixed Income Fund were $4,030,156 and $255,156, respectively. There were no purchases or sales of U.S. government securities made by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Value Fund.

5.	TAX MATTERS

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The tax character of distributable earnings (deficit) at August 31, 2010 was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Capital Loss Carryforward	Post-October Capital Loss	Total Distributable Earnings
Fixed Income Fund	$2,488,445	$7,699	$(1,257,637)	$—	$1,238,507
Informed Investor Growth Fund	(2,503,733)	2,921,352	—	—	417,619
Quality Growth Fund	880,297	7,211	(10,140,042)	—	(9,252,534)
Select Value Fund	312,357	5,541	(3,870,548)	—	(3,552,650)
Value Fund	1,805,700	23,011	(86,631)	—	1,742,080

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of post-October losses and wash sales. Following the January 22, 2010 acquisition by the Quality Growth Fund of the Monteagle Large Cap Growth Fund, the Quality Growth Fund acquired all capital loss carryforwards available to the Large Cap Growth Fund. In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforwards. Of the capital losses subject to Section 382, the Quality Growth Fund may only utilize $499,665 in a given year. In addition, $2,129,856 in capital loss carryforwards expired as of August 31, 2010 and $643,272 of the capital losses subject to the Section 382 are in excess of the cumulative limit and therefore will never be utilized.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

As of August 31, 2010, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

	Capital Loss Carryovers Expiring									Post-October Losses
Fund	2011	2012	2013	2014	2015	2016	2017	2018	Total	Deferred	Utilized
Fixed Income Fund	—	698,715	86,568	—	168,181	61,228	220,424	22,521	1,257,637	—	79,821
Informed Investor Growth Fund	—	—	—	—	—	—	—	—	—	—	—
Quality Growth Fund	2,479,027	2,165,647	309,209	155,209	63,079	458,231	1,623,590	2,886,050	10,140,042	—	1,540,430
Select Value Fund	—	—	—	—	—	—	177,384	3,693,164	3,870,548	—	3,806,294
Value Fund	—	—	—	—	—	—	86,631	—	86,631	—	773,972

Under current tax law, net capital losses realized after October 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds have elected to defer net capital losses as indicated in the chart above.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2010:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fixed Income Fund	$32,157,192	$2,502,760	$(14,315)	$2,488,445
Informed Investor Growth Fund	20,997,637	146,128	(2,649,861)	(2,503,733)
Quality Growth Fund	21,788,921	2,323,466	(1,443,169)	880,297
Select Value Fund	7,943,719	1,191,805	(879,448)	312,357
Value Fund	12,436,738	3,251,308	(1,445,608)	1,805,700

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Informed Investor Growth Fund, Quality Growth Fund and Select Value Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended August 31, 2010, Fixed Income Fund reclassified $100,359 of expired capital loss carryforwards from accumulated net realized loss to paid-in capital on the Statements of Assets and Liabilities and $34,171 of capital losses on paydowns of mortgage-backed and asset-backed securities from net investment income to accumulated net realized loss on the Statements of Assets and Liabilities. For the year ended August 31, 2010, Informed Investor Growth Fund reclassified $252,640 of net investment loss to accumulated net capital gains on the Statements of Assets and Liabilities. For the year ended August 31, 2010, Quality Growth Fund reclassified $2,773,128 of expired capital loss carryforwards from accumulated net realized loss to paid-in

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset values per share.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2007, 2008 and 2009 and during the year ended August 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2010, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2007.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2010, the following shareholders held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund:

Fund	Shareholder	Percent Owned as of August 31, 2010
Fixed Income Fund	Farmers and Merchant Corp.	73%
	Stifel Nicolaus & Co.	26%
Informed Investor Growth Fund	Farmers and Merchant Corp.	64%
	Louis S. and Alexandra F. Wells	27%
Quality Growth Fund	Farmers and Merchant Corp.	63%
Select Value Fund	Stifel Nicolaus & Co.	83%
Value Fund	Farmers and Merchant Corp.	93%

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7.	CAPITAL SHARE TRANSACTIONS

	Fixed Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year/Period ended:
August 31, 2010
Class I
Shares	492,388	(435,968)	96,467	3,259,330
Value	$5,113,923	$(4,547,357)	$1,005,880
Class A
Shares	97	—	2	99
Value	$1,000	$—	$24
Class C
Shares	96	—	2	98
Value	$1,000	$—	$18

For the Fiscal Year ended:
August 31, 2009
Class I
Shares	56,103	(279,424)	112,680	3,106,443
Value	$571,086	$(2,850,392)	$1,138,687

	Informed Investor Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year/Period ended:
August 31, 2010
Class I
Shares	660,980	(1,334,866)	217,488	1,691,093
Value	$8,683,204	$(16,288,040)	$2,640,304
Class A
Shares	73	—	13	86
Value	$1,000	$—	$155
Class C
Shares	21,464	—	13	21,477
Value	$264,100	$—	$155

For the Fiscal Year ended:
August 31, 2009
Class I
Shares	1,469,914	(362,849)	—	2,147,491
Value	$14,986,806	$(3,217,107)	$—

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Quality Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year/Period ended:
August 31, 2010
Class I
Shares	187,791	(820,939)	2,417	3,144,372	(a)
Value	$1,371,237	$(6,169,531)	$17,037
Class A
Shares	142	(4)	—	138
Value	$1,031	$(31)	$—
Class C
Shares	138	—	—	138
Value	$1,000	$—	$—

For the Fiscal Year ended:
August 31, 2009
Class I
Shares	183,431	(229,444)	1,920	1,634,974
Value	$1,115,591	$(1,355,993)	$12,210

(a)	The Fund received 2,140,129 shares and $15,858,231 in connection with the merger of the Monteagle Large Cap Growth Fund (Note 8).

	Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year/Period ended:
August 31, 2010
Class I
Shares	5,512	(67,406)	1,706	941,532
Value	$49,302	$(615,875)	$15,670
Class A
Shares	115	—	—	115
Value	$1,000	$—	$—
Class C
Shares	115	—	—	115
Value	$1,000	$—	$—

For the Fiscal Year ended:
August 31, 2009
Class I
Shares	15,985	(14,175)	10,844	1,001,720
Value	$127,770	$(109,326)	$85,530

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year/Period ended:
August 31, 2010
Class I
Shares	86,880	(130,266)	486	1,063,247
Value	$1,237,541	$(1,811,913)	$6,784
Class A
Shares	74	—	—	74
Value	$1,000	$—	$4
Class C
Shares	74	—	—	74
Value	$1,000	$—	$1

For the Fiscal Year ended:
August 31, 2009
Class I
Shares	75,170	(134,177)	562	1,106,147
Value	$805,758	$(1,420,417)	$5,827

8.	MERGER OF THE MONTEAGLE LARGE CAP GROWTH FUND AND MONTEAGLE QUALITY GROWTH FUND

Effective as of the close of business on January 22, 2010, pursuant to a Plan of Reorganization (the “Reorganization”) the Monteagle Quality Growth Fund received all the assets and liabilities of the Monteagle Large Cap Growth Fund (the “Transferring Fund”). Shares of the Transferring Fund were exchanged for Class I shares of the Quality Growth Fund. 3,236,928 shares of the Transferring Fund, valued at $4.90, were exchanged for 2,140,129 Class I shares of the Quality Growth Fund, valued at $7.41. Each share of the Transferring Fund was exchanged for 0.661 Class I shares of the Quality Growth Fund. The Transferring Fund’s net assets on the date of the reorganization of $15,858,231, including $3,199,008 of unrealized appreciation and ($11,023,394) of capital loss carryforwards, were combined with those of the Quality Growth Fund. The combined assets immediately after the acquisition amounted to $27,927,428 for 3,768,992 shares outstanding. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Quality Growth Fund reflected the historical basis of the assets of the Transferring Fund as of the date of the Reorganization.

After the reorganization was completed, the Quality Growth Fund was the accounting survivor and obtained and held the entire portfolio holdings previously held by the Transferring Fund. Under applicable Internal Revenue Service rules and regulations, the Quality Growth Fund was required to hold a certain percentage of the portfolio holdings for a prescribed period of time.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

9.	CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10.	SECTOR RISK

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures

12.	SUBSEQUENT EVENTS

On September 15, 2010, the Value Fund declared a dividend of $34,208, which was payable on September 15, 2010. On September 30, 2010, the Fixed Income Fund declared a dividend of $95,341, which was payable on September 30, 2010.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

MONTEAGLE FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Monteagle Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds (the “Funds”), comprising Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and Monteagle Informed Investor Growth Fund as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for Monteagle Fixed Income Fund and Monteagle Value Fund, for each of the six periods in the period then ended for Monteagle Select Value Fund and Monteagle Quality Growth Fund, and for each of the three periods in the period then ended for Monteagle Informed Investor Growth Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monteagle Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 29, 2010

MONTEAGLE FUNDS OTHER INFORMATION (Unaudited)

Proxy Policies — The Trust has adopted Proxy Voting Polices and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC’s website at http://www.sec.gov.

N-Q Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS OF MONTEAGLE QUALITY GROWTH FUND HELD ON January 22, 2010 (Unaudited)

On January 22, 2010, a Special Meeting of Shareholders of the Monteagle Large Cap Growth Fund was held for the purpose of voting on the following proposal:

PROPOSAL 1: To approve or disapprove a Plan of Reorganization, which provides for: (i) the transfer of all the assets and liabilities of the Monteagle Large Cap Growth Fund in exchange for shares of the Monteagle Quality Growth Fund, the corresponding series of the Monteagle Trust; (ii) the tax-free distribution of shares of Monteagle Quality Growth Fund to shareholders of the Monteagle Large Cap Growth Fund; and (iii) the subsequent termination of the Monteagle Large Cap Growth Fund under state law.

PROPOSAL 2: To approve or disapprove of Davis Hamilton Jackson & Associates, L.P. continuing as the Sub-Adviser to the Monteagle Quality Growth Fund and the related existing sub-advisory agreement between Monteagle Trust, Nashville Capital Corporation and Davis Hamilton Jackson & Associates, L.P. for the Quality Growth Fund.

The total number of shares of the Monteagle Large Cap Growth Fund present in person or by proxy represented approximately 96.58% of the shares entitled to vote at the Special Meeting.

The shareholders of the Monteagle Large Cap Growth Fund voted to approve the Proposal 1.

The votes cast with respect to the Proposal were as follows:

For	Against	Abstain
3,231,659	0	114,403

The shareholders of the Monteagle Large Cap Growth Fund voted to approve the Proposal 2.

The votes cast with respect to the Proposal were as follows:

For	Against	Abstain
3,231,659	0	114,403

RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS OF MONTEAGLE INFORMED INVESTOR GROWTH FUND HELD ON April 16, 2010 (Unaudited)

On April 16, 2010, a Special Meeting of Shareholders of the Monteagle Informed Investor Growth Fund was held for the purpose of voting on the following proposal:

PROPOSAL: To approve or disapprove a change in the Monteagle Informed Investor Growth Fund’s fundamental policy regarding diversification—that is, to change the Monteagle Informed Investor Growth Fund’s subclassification from diversified to non-diversified, as defined in Section 5(b) of the Investment Company Act of 1940, as amended.

The total number of shares of the Monteagle Informed Investor Growth Fund present in person or by proxy represented approximately 59.53% of the shares entitled to vote at the Special Meeting.

The shareholders of the Monteagle Informed Investor Growth Fund voted to approve the Proposal.

For	Against	Abstain
1,112,998	516,451	0

RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS OF MONTEAGLE QUALITY GROWTH FUND HELD ON June 30, 2010 (Unaudited)

On June 30, 2010, a Special Meeting of Shareholders of the Monteagle Quality Growth Fund was held for the purpose of voting on the following proposal:

PROPOSAL: To approve or disapprove a new Sub-Advisory Agreement by and among Monteagle Funds, Nashville Capital Corporation and Davis Hamilton Jackson & Associates, L.P. for the Monteagle Quality Growth Fund.

The total number of shares of the Monteagle Quality Growth Fund present in person or by proxy represented approximately 70.26% of the shares entitled to vote at the Special Meeting.

The shareholders of the Monteagle Quality Growth Fund voted to approve the Proposal.

The votes cast with respect to the Proposal were as follows:

For	Against	Abstain
2,432,310	4,644	1,031,484

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2010, certain dividends paid by Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,164,760, $4,672,211, $19,997, $17,878, and $146,372, respectively, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as the sales load and redemption fees imposed by the Fund and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2010) and held until the end of the period (August 31, 2010).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Fixed Income Fund
		Beginning Account Value 3/01/10	Annualized Expense Ratio For the Period	Ending Account Value 3/01/10	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	4.83%	$1,000.00	1.04%	$1,048.30	$5.37
Class A	4.64%	1,000.00	1.29%	1,046.40	6.65
Class C	4.27%	1,000.00	2.04%	1,042.70	10.50
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.04%	$1,020.00	$5.30
Class A		1,000.00	1.29%	1,018.70	6.56
Class C		1,000.00	2.04%	1,014.90	10.36

Quality Growth Fund
		Beginning Account Value 3/01/10	Annualized Expense Ratio For the Period	Ending Account Value 3/01/10	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-4.42%	$1,000.00	1.29%	$955.80	$6.36
Class A	-4.56%	1,000.00	1.54%	954.40	7.59
Class C	-4.84%	1,000.00	2.29%	951.60	11.26
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.29%	$1,018.70	$6.56
Class A		1,000.00	1.54%	1,017.40	7.83
Class C		1,000.00	2.29%	1,013.70	11.62

Select Value Fund
		Beginning Account Value 3/01/10	Annualized Expense Ratio For the Period	Ending Account Value 3/01/10	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-3.83%	$1,000.00	1.38%	$961.70	$6.82
Class A	-3.95%	1,000.00	1.63%	960.50	8.05
Class C	-4.29%	1,000.00	2.38%	957.10	11.74
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.38%	$1,018.20	$7.02
Class A		1,000.00	1.63%	1,017.00	8.29
Class C		1,000.00	2.38%	1,013.20	12.08

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Value Fund
		Beginning Account Value 3/01/10	Annualized Expense Ratio For the Period	Ending Account Value 3/01/10	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-3.23%	$1,000.00	1.33%	$967.70	$6.60
Class A	-3.38%	1,000.00	1.58%	966.20	7.83
Class C	-3.70%	1,000.00	2.33%	963.00	11.53
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.33%	$1,018.50	$6.77
Class A		1,000.00	1.58%	1,017.20	8.03
Class C		1,000.00	2.33%	1,013.50	11.83

Informed Investor Growth Fund
		Beginning Account Value 3/01/10	Annualized Expense Ratio For the Period	Ending Account Value 3/01/10	Expenses Paid During the Period(1)
Actual Return Based on actual return of:
Class I	-7.75%	$1,000.00	1.30%	$922.50	$6.30
Class A	-8.02%	1,000.00	1.55%	919.80	7.50
Class C	-8.30%	1,000.00	2.30%	917.00	11.11
Hypothetical Return Based on assumed 5% return
Class I		$1,000.00	1.30%	$1,018.70	$6.61
Class A		1,000.00	1.55%	1,017.40	7.88
Class C		1,000.00	2.30%	1,013.60	11.67

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

DISINTERESTED TRUSTEES
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF TRUST PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
Larry J. Anderson 4208 College Avenue Snyder, Texas 79549 Age 62	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present	5	None
Brian J. Green 158 Cypress Abilene, Texas 79601 Age 52	Trustee	Since 11-29-02	Restaurateur, Cypress Street Station, February 1993 to present	5	None
Charles M. Kinard 1725 Richland Drive Abilene, Texas 79603 Age 67	Trustee	Since 11-29-02	Retired; Senior Vice President and Trust Officer, First National Bank of Abilene until December 1998	5	None

MONTEAGLE FUNDS TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

EXECUTIVE OFFICERS
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul B. Ordonio, JD Age 42	President, CCO
Nashville Capital Corporation, VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to present; Aftermath Consulting, Inc., Director from 05/02 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Parkway Advisors, L.P., VP & Counsel from 08/02 to 05/09; Parkway Advisors Group, Inc., VP and Counsel from 08/02 to 05/09. Parkway Holdings, VP from 08/02 to 05/09; Ultimus Fund Distributors, Representative 02/07 to 05/09; Citco Mutual Fund Distributors, Representative from 10/03 to 02/07.

David F. Ganley Age 63	Vice President, Secretary, AML Compliance Officer
Matrix Capital Group, Inc., Senior Vice President, 1/05 to present; Capital Management Investment Trust, Secretary, 5/08 to present; Congressional Effect Fund, Officer and Chief Compliance Officer 5/08 to present; Catalyst Funds, Secretary, Treasurer and Chief Compliance Officer 7/06 to present; The USX China Fund, Chief Compliance Officer 4/05 to present; The Blue and White Fund, Chief Compliance Officer 10/04 to 1/06; Shipley Raidy Capital Partners, Financial Principal, 1/01 to 1/05.

Larry E. Beaver, Jr. Age 41	Treasurer, CFO
Matrix Capital Group, Inc. Director of Accounting and Administration 1/05 to present; Capital Management Investment Trust, Treasurer 5/08 to present; Congressional Effect Fund, Treasurer 5/08 to present; AMIDEX Funds, Inc. Chief Accounting Officer 5/03 to present.

MONTEAGLE FUNDS COMPENSATION OF TRUSTEES AND OFFICERS (Unaudited)

Each Trustee receives an annual fee of $7,500 and a fee of $500 for each Board meeting attended, and is also paid $500 for each committee meeting attended on a date when a Board meeting is not held. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2010:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Carl C. Peterson	$ 0	$0	$0	$ 0
Larry J. Anderson	$10,000	$0	$0	$10,000
Brian J. Green	$10,000	$0	$0	$10,000
Charles M. Kinard	$10,000	$0	$0	$10,000

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE QUALITY GROWTH FUND (Unaudited)

On May 19, 2010, the Board of Trustees (the “Board”) of the Monteagle Funds (the “Trust”) met and evaluated a new Sub-advisory Agreement between the Trust, Nashville Capital Corporation (the “Adviser”) and Davis Hamilton Jackson & Associates, L.P. (“DHJA”) with respect to the Monteagle Quality Growth Fund (the “Quality Growth Fund”). The Independent Trustees (the “Trustees”) of the Board were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Trustees met separately as a group in private session with their independent legal counsel to review and discuss the foregoing information. In addition, the Trustees received materials from their independent legal counsel discussing standards applicable to their consideration of the agreement. The Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by DHJA, including (i) the nature, extent and quality of services provided by DHJA; (ii) the investment performance of the Fund measured against appropriate benchmarks; and (iii) general information about DHJA.

Shareholders of the Quality Growth Fund approved the agreement on June 30, 2010 at a Special Meeting of Shareholders called for that purpose. The action was required due to a change in ownership in DHJA. The proxy materials for that meeting discussed the change in ownership percentages, plans to change DHJA’s name to Garcia Hamilton & Associates, and reflected Board consideration as follows:

Nature, Extent and Quality of Services. The Board reviewed the functions performed by DHJA, the portfolio management team and support staff of DHJA, DHJA’s investment strategy and process for the Growth Fund, and DHJA’s financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of the Growth Fund, along with the performance information of a relevant securities index and a group of peer Growth Funds. The Board found the Growth Fund’s long-term performance to be consistent with the strategy of quality large-cap stock investing and that DHJA has strictly adhered to a growth style of investing when managing the Growth Fund, in accordance with the Growth Fund’s investment objective and strategies. Based on the information provided and the Board’s previous experience with DHJA, the Board concluded that the nature and extent of the services provided and to be provided by DHJA were appropriate and that the quality was good.

Fees. The Board considered the subadvisory fee rates proposed under the New Subadvisory Agreement. The Board noted that the fee rates under the New Subadvisory Agreement are identical to the fee rates under the Original Subadvisory Agreement; and recalled that the fee was low in comparison to similar funds when comparative data was obtained in the past. The Board concluded that the subadvisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. The Board considered the profitability information provided by DHJA with respect to its fees received under the Original Subadvisory Agreement. The Board considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and DHJA, and that DHJA would be paid by the Adviser. The Board concluded that the profits realized by DHJA were not unreasonable.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE QUALITY GROWTH FUND (Unaudited) (Continued)

Economies of Scale. As part of its review of the New Subadvisory Agreement, the Board considered whether there will be economies of scale with respect to the management of the Growth Fund and whether the Growth Fund will benefit from any economies of scale. The Board considered that the fees for the Growth Fund are commercially agreed upon between the Adviser and DHJA. The Board concluded that, given the nature and size of the Growth Fund and the costs of DHJA in providing portfolio management services, the subadvisory fee reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DHJA. The Board noted that DHJA no longer has any soft-dollar arrangements.

Based on all of the information considered, the Board, including the Independent Trustees, concluded that the terms of the New Subadvisory Agreement are fair and reasonable and that the New Subadvisory Agreement is in the best interests of the Quality Growth Fund and its shareholders; that the services to be performed under the New Subadvisory Agreement were services required for the operation of the Quality Growth Fund; that DHJA has provided satisfactory advisory services to the Quality Growth Fund in the past; and that the fees for the advisory services which DHJA will perform were within the range of what would have been negotiated at arm’s length in light of the circumstances.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE SELECT VALUE FUND (Unaudited)

On April 22, 2010, the Board of Trustees (the “Board”) of the Monteagle Funds (the “Trust”) met and evaluated the Sub-advisory Agreement between the Trust, Nashville Capital Corporation (the “Adviser”) and Parkway Advisors L.P. (“Parkway”) with respect to the Monteagle Select Value Fund (the “Select Value Fund”). The Independent Trustees (the “Trustees”) of the Board were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Trustees met separately as a group in private session with their independent legal counsel to review and discuss the foregoing information. In addition, the Trustees received materials from their independent legal counsel discussing standards applicable to their consideration of the agreement. The Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by Parkway, including (i) the nature, extent and quality of services provided by Parkway; (ii) the investment performance of the Fund measured against appropriate benchmarks; and (iii) general information about Parkway. At its meeting, the Board considered:

Nature, Extent and Quality of Services. The Board reviewed the functions performed by Parkway, the portfolio management team and support staff of Parkway, Parkway’s investment strategy and process for the Select Value Fund, Parkway’s financial condition and considered the quality of services provided. The Board also reviewed information on the performance of the Select Value Fund, along with the performance information of a relevant securities index and a group of peer funds. The comparison revealed that the Select Value Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style, and that Parkway’s short term performance was better than the benchmarks. Based on the information provided and the Board’s previous experience with Parkway, the Board concluded that the nature and extent of the services provided and to be provided by Parkway were appropriate and that the quality was excellent.

Fees. The Board considered the Select Value Fund’s expenses and the subadvisory fee rates under the Subadvisory Agreement and noted that the fee rates have not changed. The Board concluded that the expense ratio was consistent with the average for funds in the large value category, which includes ratios of funds significantly larger than the Fund; and that the subadvisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. The Board considered the profitability information provided by Parkway with respect to its fees received under the Subadvisory Agreement. The Board considered that the subadvisory fee rates were negotiated at arm’s length between the Advisers and Parkway, and that Parkway is paid by the Adviser. The Board concluded that the profits realized by Parkway were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Select Value Fund grows and whether subadvisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. Following further discussion of the Select Value Fund’s asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Select Value Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Parkway.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE SELECT VALUE FUND (Unaudited) (Continued)

Other Benefits to Parkway. The Board noted that Parkway has indicated that it does not believe it receives any fall-out benefits as a result of its relationship with the Select Value Fund.

Based on all of the information considered, the Board, including the Independent Trustees, concluded that the terms of the Subadvisory Agreement with Parkway are fair and reasonable and that the Subadvisory Agreement is in the best interests of the Select Value Fund and its shareholders.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE VALUE FUND (Unaudited)

On April 22, 2010, the Board of Trustees (the “Board”) of the Monteagle Funds (the “Trust”) met and evaluated the Sub-advisory Agreement between the Trust, Nashville Capital Corporation (the “Adviser”) and Robinson Investment Group, Inc. (“Robinson”) with respect to the Monteagle Value Fund (the “Value Fund”). The Independent Trustees (the “Trustees”) of the Board were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Trustees met separately as a group in private session with their independent legal counsel to review and discuss the foregoing information. In addition, the Trustees received materials from their independent legal counsel discussing standards applicable to their consideration of the agreement. The Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by Robinson, including (i) the nature, extent and quality of services provided by Robinson; (ii) the investment performance of the Fund measured against appropriate benchmarks; and (iii) general information about Robinson. At its meeting, the Board considered:

Nature, Extent and Quality of Services. The Board reviewed the functions performed by Robinson, the portfolio management team and support staff of Robinson, Robinson’s investment strategy and process for the Value Fund, Robinson’s financial condition and considered the quality of services provided. The Board also reviewed information on the performance of the Value Fund, along with the performance information of a relevant securities index and a group of peer funds. The comparison revealed that the Value Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style, and that Robinson’s short-term performance has been consistent with its category and benchmark and that long-term performance was better than the category and benchmark. Based on the information provided and the Board’s previous experience with Robinson, the Board concluded that the nature and extent of the services provided and to be provided by Robinson were appropriate and that the quality was excellent.

Fees. The Board considered the Value Fund’s expenses and the subadvisory fee rates under the Subadvisory Agreement and noted that the fee rates have not changed. The Board concluded that the subadvisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. The Board considered the profitability information provided by Robinson with respect to its fees received under the Subadvisory Agreement. The Board considered that the expense ratio was lower than the mid-cap value category average; and that the subadvisory fee rates were negotiated at arm’s length between the Advisers and Robinson, and that Robinson is paid by the Adviser. The Board concluded that the profits realized by Robinson were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Value Fund grows and whether subadvisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. Following further discussion of the Value Fund’s asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Value Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Robinson.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE VALUE FUND (Unaudited) (Continued)

Other Benefits to Robinson. The Board noted that Robinson has indicated that it does not believe it receives any fall-out benefits as a result of its relationship with the Value Fund.

Based on all of the information considered, the Board, including the Independent Trustees, concluded that the terms of the Subadvisory Agreement with Robinson are fair and reasonable and that the Subadvisory Agreement is in the best interests of the Value Fund and its shareholders.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE FIXED INCOME FUND (Unaudited)

On April 22, 2010, the Board of Trustees (the “Board”) of the Monteagle Funds (the “Trust”) met and evaluated the Sub-advisory Agreement between the Trust, Nashville Capital Corporation (the “Adviser”) and Howe & Rusling, Inc. (“H&R”) with respect to the Monteagle Fixed Income Fund (the “Fixed Income Fund”). The Independent Trustees (the “Trustees”) of the Board were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Trustees met separately as a group in private session with their independent legal counsel to review and discuss the foregoing information. In addition, the Trustees received materials from their independent legal counsel discussing standards applicable to their consideration of the agreement. The Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by H&R, including (i) the nature, extent and quality of services provided by H&R; (ii) the investment performance of the Fund measured against appropriate benchmarks; and (iii) general information about H&R. At its meeting, the Board considered:

Nature, Extent and Quality of Services. The Board reviewed the functions performed by H&R, the portfolio management team and support staff of H&R, H&R’s investment strategy and process for the Fixed Income Fund, H&R’s financial condition and considered the quality of services provided. The Board also reviewed information on the performance of the Fixed Income Fund, along with the performance information of a relevant securities index and a group of peer funds. The comparison revealed that the Fixed Income Fund has been managed with a long-term perspective and has been strictly managed within stated objectives and limitations to maintain the desired style, and that H&R’s short and long-term performance was consistent with its category and benchmarks in light of the high quality limitations of the Fund. Based on the information provided and the Board’s previous experience with H&R, the Board concluded that the nature and extent of the services provided and to be provided by H&R were appropriate and that the quality was excellent.

Fees. The Board considered the Fixed Income fund’s expenses and the subadvisory fee rates under the Subadvisory Agreement and noted that the fee rates have not changed. The Board concluded that the Fund’s expenses ratio was essentially the same as the average for other funds in its category; and that the subadvisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. The Board considered the profitability information provided by THF with respect to its fees received under the Subadvisory Agreement. The Board considered that the subadvisory fee rates were negotiated at arm’s length between the Advisers and H&R, and that H&R is paid by the Adviser. The Board concluded that the profits realized by H&R were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fixed Income Fund grows and whether subadvisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. Following further discussion of the Fixed Income Fund’s asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fixed Income Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the H&R.

MONTEAGLE FUNDS BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONTEAGLE FIXED INCOME FUND (Unaudited) (Continued)

Other Benefits to H&R. The Board noted that H&R has indicated that it does not believe it receives any fall-out benefits as a result of its relationship with the Fixed Income Fund.

Based on all of the information considered, the Board, including the Independent Trustees, concluded that the terms of the Subadvisory Agreement with H&R are fair and reasonable and that the Subadvisory Agreement is in the best interests of the Fixed Income Fund and its shareholders.

[This page intentionally left blank]

[This page intentionally left blank]

THE MONTEAGLE FUNDS

Investment Adviser
Nashville Capital Corporation
209 10th Ave. South, Suite 332
Nashville, TN 37203

Distributor
Matrix Capital Group, Inc.
420 Lexington Ave.
Suite 601
New York, NY 10170

Transfer Agent, Administrator
& Shareholder Servicing Agent
Matrix Capital Group, Inc.
630 Fitzwatertown Rd.
Building A, 2nd Floor
Willow Grove, PA 19090

(888) 263-5593
www.monteaglefunds.com

This report is submitted for the general information the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Larry J. Anderson.  Mr. Anderson is “independent” for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,600 and $48,000 with respect to the registrant’s fiscal years ended August 31, 2010 and 2009 respectively.

(b)
Audit-Related Fees.   The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,700 and $1,600 with respect to the registrant’s fiscal years ended August 31, 2010 and 2009, respectively.  The services comprising these fees are for consents and review of the registrant’s dividend calculations.

(c)
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,500 and $15,300 with respect to the registrant’s fiscal years ended August 31, 2010 and 2009, respectively.  The services comprising  these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $2,200 and $0 for the fiscal years ended August 31, 2010 and 2009 respectively.  The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2010 and 2009 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Monteagle Funds

By Paul B. Ordonio	/s/ Paul B. Ordonio
President,
Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Paul B. Ordonio	/s/ Paul B. Ordonio
President
Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer
Date: November 5, 2010